       LEGG MASON
       GLOBAL TRUST, INC.
       -------------------------------------------------------------------------
       GLOBAL INCOME TRUST
       INTERNATIONAL EQUITY TRUST
       EMERGING MARKETS TRUST
       EUROPE FUND

                       ---------------------------------------------------------

                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2001
                                  Primary Class and Class A
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the annual report for the Legg Mason Global Trust, Inc., comprised of the Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund, for the year ended December 31, 2001.

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for 2001 and the investment outlook. The Funds' total returns for various periods ended December 31, 2001, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2001, are included in this report.

  The Board of Directors approved an ordinary income dividend of $0.01 per share to shareholders of Global Income Trust, which was paid on January 2, 2002, to shareholders of record on December 28, 2001.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Global Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. As the new President, he will be writing future letters to you.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First(SM). Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

February 22, 2002

Portfolio Managers' Comments

Global Income Trust

Market Overview

  On the economic front, 2001 was dominated by the emergence of recession in most major economies, and by central bank efforts to ease monetary policy in response. The U.S. Federal Reserve instigated one of its most aggressive easing sequences ever, cutting rates by 4.75%. Later in the year, the European Central Bank ("ECB"), which was initially constrained by rising inflation, also cut rates by 1.5%, while the Bank of Japan returned to a zero interest rate policy and announced various additional measures to increase the supply of liquidity. The events of September 11 created additional economic disruption, but in the U.S. also served to strengthen the Bush administration and lay the foundation for a substantial increase in government spending. Although short-term bond yields declined globally, intermediate- and long-term rates fell hardly at all on balance, as markets in the closing months of the year began to anticipate global recovery -- and an attendant return to tighter monetary policy in the future. Credit spreads were volatile during the year, but little changed on balance, as aggressive monetary easing helped offset the negative effects of the emerging global recession. Tough economic conditions coupled with historically wide spreads did lead to a sharp pick-up in default rates, however, and the year recorded some rather spectacular bankruptcies. Nominal mortgage-backed spreads were somewhat wider as prepayments soared, but a steeper curve, and tighter swap and agency spreads, helped option-adjusted spreads to narrow somewhat. Except in the U.K., real yields on index-linked securities declined globally. Inflation fell sharply in most countries, led by declining energy prices, and most commodity prices fell also. The dollar rose broadly, particularly against the yen, as monetary policy was perceived to have avoided excessive ease and as the long-term prospects for the U.S. economy remained generally bright. The ECB's reluctance to ease rates preemptively weighed on the euro in the first half of the year before the currency settled into a trading range versus the dollar for the rest of the period. The yen, by contrast, traded with a weak bias for most of the year, ending the period with a sharp decline as Japan's economic prospects deteriorated sharply.

Fund Performance

  The Fund posted a 2.47% return for the twelve months ended December 31, 2001, compared to 4.40% for the Lehman Brothers Global Aggregate Index, 50% hedged to U.S. dollars.(A) (Global Income Trust Primary Class standardized returns can be found in the Performance Information section of this report.) Our overweighting to credit sectors globally, and particularly our exposure to issues at the lower end of the quality scale and to the high-yield and emerging market sectors, was

---------------

(A) This Index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan- European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. Source: Lehman Brothers.

rewarded as generous spreads over government issues led to strong relative returns. Overweight U.S. and Danish mortgage-backed exposure also contributed to returns as nominal spreads were somewhat wider, but tighter swap and agency spreads helped option-adjusted spreads to narrow. Long duration exposure had a positive impact on performance as short- and intermediate-term yields declined globally, but this was offset somewhat by yield curve strategies which were on balance structured to benefit from flatter yield curves. Our decision to overweight U.S. bonds was rewarded as U.S. bonds posted the highest returns, but our bias overweight European bonds, and Scandinavian bonds in particular, at the expense of Japan was a drag as Japan outperformed, taking into account the costs of hedging currency risk. While performance suffered from an overweighting to the euro in the first half of the year, performance benefited from an underweighting to the yen in the fourth quarter.

Market Outlook and Strategy

  In the U.S., it does appear that we've seen the worst of the economic news. With help from lower short-term interest rates, modest reductions in taxes, lower energy prices and aggressive price discounting, the pace of layoffs has slackened, retail sales have held up, and the manufacturing sector shows signs of bottoming. It is too early, however, to say the economy as a whole has bottomed. We are still facing a variety of economic headwinds: historically high tax burdens, high and rising unemployment, zero growth in personal income since last summer, unusually wide spreads, a strong dollar, deflated commodity prices, distressed conditions in Latin America and Japan, and an ongoing global economic slowdown. An upturn in activity is undoubtedly approaching, but at this point the evidence suggests an eventual recovery is still in the wings, unlikely to be vigorous, and more likely to be slow in developing. Meanwhile, low-inflation monetary fundamentals remain quite solid and are likely to be reinforced in the coming year by cyclical price-cutting forces as well.

  If indeed the year ahead is characterized by very low inflation and a modest pickup in demand, then short-term interest rates could remain at current levels for quite some time -- contrary to the sharp increase projected by the markets for the second half of 2002. Sooner or later, a stabilization of the front end of the yield curve, coupled with virtual price stability, could provide the foundation for a renewed decline in intermediate- and long-term bond yields. In light of the recent backup in yields, a moderately long duration position has become attractive from a valuation standpoint and also as a hedge against a recurrence of unexpected weakness. Term structure strategies focused on the long end of the curve and a flattening of the front end of the curve also look attractive at this time. Treasury Inflation-Protected Securities ("TIPS") continue to offer attractive real yields and hedging properties, and could benefit handsomely should the Fed err on the side of ease, or should the economy unexpectedly weaken. Corporate spreads remain attractive at these levels, but we believe a cautiously optimistic approach and a higher-quality bias are still warranted given our outlook for a slow recovery and the pressure on earnings that this implies. The mortgage-backed sector looks reasonably attractive in this environment, but it should continue to be viewed as a source of funds for deployment into other sectors as opportunities arise and the yield curve flattens.

  In Japan, deflation, a declining workforce, high taxes, excessive fiscal spending, and a growing mountain of government debt continue to weigh heavily on economic growth prospects. The banking sector is in desperate need of relief, both from nonperforming loans and the deflation that has helped cause them. It has been a long time in coming, but there are growing signs that the Bank of Japan is finally taking the necessary steps, however small, to reverse the country's nagging deflation by forcibly expanding the money supply. Similarly, the government is slowly gearing up to bail out the banking sector. Although these measures should ultimately benefit the economy, they argue strongly for higher bond yields and a somewhat weaker yen in the meantime; consequently we remain heavily underweight in Japanese bonds and are modestly short in the yen.

  In Europe, activity is likely to remain relatively weak near-term, as Eurozone economies continue to lag developments in the U.S. Most of the pros and cons for the U.S. apply similarly to Europe, with several noticeable differences. The euro is not as strong as the dollar, so deflationary pressures are less of a concern. With luck, and prodded by the competitive climate fostered by a single currency, most European economies may succeed in reducing tax burdens more successfully than in the U.S. in coming years. The successful launch of the euro, and the ECB's recent success in stabilizing its value, ought to help promote a gradual return to growth thanks to enhanced productivity and low inflation. As with the U.S., yields at the long end of the euro curve look particularly attractive given this outlook. Meanwhile, we think the euro has some potential for further appreciation, particularly against the yen.

  High-yield sectors still offer very attractive spreads, but we believe exposures should be moderate and highly diversified to minimize ongoing event risk, with a view to increasing exposure opportunistically. In view of the narrowing of emerging market spreads ex-Argentina, and given the potential for contagion and the ongoing difficulties likely to be posed by a grudging recovery in global demand, we are targeting a moderate exposure to emerging market debt, with a view to adding should opportunities present themselves.

                                           Western Asset Management Company

January 18, 2002

International Equity Trust

Performance

  For the year, the International Equity Trust's return was -19.0%, compared with -21.4% for its benchmark, the Morgan Stanley Capital International ("MSCI")

Europe, Australia, and Far East ("EAFE") Index.(A) (International Equity Trust Primary Class standardized returns can be found in the Performance Information section of this report.)

  The Fund outperformed the benchmark, benefiting from positive stock selection across the regions. In addition, region/sector weights added value, notably the overweight in the U.K. and emerging markets and the underweight in Japan.

  The year 2001 was quite tumultuous as major markets had significantly negative returns for the second year in a row. Volatility was high as investors searched for evidence of a global recovery. The MSCI return for Japan was off substantially, down nearly 30%; the return for Europe, -23%, was more in line with EAFE; and the U.K., at -15%, outperformed the benchmark's return. Value outperformed growth, and small-caps outperformed large-caps. In the fourth quarter, the benchmark rebounded, up 7%, led by Europe, which rose nearly 12%.

  All components of our stock selection process added value through the year. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

Market Commentary

  Consensus expectations are for a recovery in Europe in the second half of 2002. Despite less drastic interest rate cuts than the U.S., the European markets continued to show signs of bottoming and potential recovery in several sectors. At year end, Europe had a forward price-to-earnings ratio ("P/E") of 17x compared with 20x for the U.S. While we remain neutral on Europe, this important region contains many opportunities for stock selection.

  The Fund's overweight in the U.K. proved beneficial as the market continued to provide defensive protection against the significant negative returns in most regions. Expectations for above-average growth in GDP helped the U.K. weather a recessionary environment. The U.K. experienced fewer interest rate cuts than the U.S. and ending rates higher than the U.S., but rate cuts weren't as critical due to investor expectations of strong consumer demand and realization of higher GDP growth. With earnings expectations high globally, the U.K. provides a relative oasis where, on average, company earnings are more visible. Globally competitive, the U.K. continues to rate as attractive.

  Japan began 2001 by holding steady while most global markets fell. Hopes were fueled by the election of Koizumi, a nonconformist and, more importantly, reformist, as head of the Liberal Democratic Party and hence Prime Minister. While he undoubtedly executed many reforms, the outcomes were neutralized by difficulties

---------------

(A) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Source: Lipper Inc.

within the financial system. Concerns for the banking section grew as softening economies worldwide exacerbated the plight of weak companies. Japanese equities failed to respond to monetary loosening globally, and the woes of Japan translated into a weaker yen. Mired in recession, the economy remains in desperate need of radical action. Despite these difficulties, the Fund is focused on Japan's world class, globally competitive companies. We remain underweight in Japan, but alert to potential catalysts of change which would prompt a more positive attitude.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection, with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process is customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules.

  As a result, the Fund is well diversified across regions and industries. The forward P/E of the EAFE Index compares favorably with the S&P 500, 18.7x compared with 20.0x, and the Fund's forward P/E at year end is even more attractive, at 14.8x.

                                           Batterymarch Financial Management,
                                           Inc.

January 24, 2002

              ---------------------------------------------------

Emerging Markets Trust

Performance

  The Fund's return for the year was +3.49%, compared with -2.37% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index.(A) (Emerging Markets Trust Primary Class standardized returns can be found in the Performance Information section of this report.)

  For the year, the Fund outperformed the MSCI EMF Index through positive stock selection, particularly in China, Taiwan and Mexico. Country weights also added value, most notably the significant underweight in the Europe, Middle East and Africa (EMEA) region, particularly South Africa.

---------------

(A) A market-weighted aggregate of 26 individual emerging country indices which takes into account local and market restrictions on share ownership by foreigners. Source: Lipper Inc.

Investment Environment

  During much of the year 2001, investors appeared to have minimal expectations for emerging markets. Toward year end, we saw signs of a potential U.S.-led global economic recovery, both in the consumer area, as evidenced by a strong uptick in U.S. consumer confidence indicators, and in the business investment area, with the best gauge being dramatic rundowns in business inventories.

  The EMF Index rebounded 26.6% in the fourth quarter, led by Asia, and outperformed the major equity markets for the year. Asia had positive performance for the year; the Latin American return, while negative, outperformed the EMF Index; while the EMEA region lagged significantly.

Market Commentary

  In Asia, the strong recovery was led by technology-heavy Korea and Taiwan. Korea's strong performance was supported by a relatively strong domestic economy and a more depressed market valuation before the rebound. In addition to recovery potential, several Asian countries also have relatively strong domestic economies, led by China, India and Korea. In China, GDP growth in 2001 was estimated to be 7.3%, the highest of all major economies in the world, and over 7% growth is expected in 2002.

  After the strong recovery in Asia, we still find the region attractively priced for its potential of earnings recovery and growth. The region trades at a forward price-to-earnings ratio ("P/E") of 11x, while two-year earnings growth is expected to be 20%.

  Within Latin America, the Mexican market finished the year among the best performing equity markets, up over 18%, with the peso among the world's strongest major currencies. Fiscal reform was linked to year-end budget negotiations and passed at year end in a significantly diluted form. Although the market rallied at year end on expectations of reform passage, the long awaited S&P investment grade rating will likely be delayed until evidence of further progress emerges.

  While political, economic and financial turmoil in Argentina reached true crisis dimensions as the year came to a close, the Brazilian market shrugged off the worsening situation of its neighbor and focused on improved balance of payment numbers and reduced political noise at home. The key differences, compared with Argentina, are a flexible exchange rate regime and more credible policy response -- especially commitment to overachieve versus the targeted fiscal surplus.

  Within the EMEA region, South Africa dominated the news at year end, as the currency dropped to a new low relative to the U.S. dollar. The South African government seemed powerless both in will and in resources to halt the currency slide. While investors expect South Africa will benefit from a recovery in demand for base and precious metals as world economic conditions improve, market tightening adjustments by the South African Reserve Bank may delay economic activity, leaving investment returns lagging as the world economy recovers.

Strategy

  Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

  In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We combine both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (including earnings expectations, growth, valuation and technical factors).

  The Fund continues its focus on the higher growth opportunities within Asia and Latin America, with underweights in companies of the EMEA region.

Outlook

  Emerging markets appear to be attractively valued compared with developed markets, despite the relative outperformance of emerging markets in 2001.

  The EMF Index had a forward P/E ratio at year end of 10.9x, compared with 18.7x for the MSCI Europe, Australia and Far East ("EAFE") Index(B) and 20.0x for the Russell 1000 Index.(C) The forecast growth rate for the EMF Index was 24%, compared with 15% for EAFE and 18% for the Russell 1000. While emerging markets should trade at a discount to the developed world markets due to the higher risk, it is arguable that the valuation spread should not be this extreme. In the late 1990s, a more normal P/E ratio was 13.0x.

  While the EMF Index was attractively valued at year end, the Fund had a lower forward P/E ratio of 9.8x, a higher two-year growth rate of 22.3% and a higher growth-to-P/E ratio of 2.0x, compared with 1.7x for the Index. The Fund was well diversified across sectors and markets.

                                           Batterymarch Financial Management,
                                           Inc.

January 24, 2002

              ---------------------------------------------------

Europe Fund

  The declines that we have seen in European and indeed in global equity prices over the last two years are now comparable to those of any bear market in the

---------------

(B) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Source: Batterymarch Financial Management Inc.

(C) A capitalization-weighted total return index that comprises 1,000 of the largest capitalized U.S. domiciled companies. Source: Batterymarch Financial Management Inc.

twentieth century. Few major markets, with the notable exception of Japan, have experienced two consecutive years of price declines since the first oil crisis and global recession of 1973/74. Three consecutive years of price declines is almost unprecedented -- with the last example being the first three years of the Second World War. Never has the expression "Should the USA sneeze, the rest of the world catches the cold" been more true, economically speaking, than at present. The U.S. economy has been the major downward driver for us here in Europe. However, compared to the decline witnessed in U.S. GDP growth, European economies have remained fairly resilient. European GDP has declined, but remained in positive territory in aggregate throughout the year. However, most of the world spent 2001 teetering on the verge of recession. Eurozone unemployment rates trended higher after four years of gradual decline, while in the U.S. over a million jobs were lost in the last four months of the year. Japanese unemployment reached record post-war levels. Within this slowing picture, one area continued to show resilience -- the consumer. Both here in Europe, and in the U.S., the individual remained the main source of hope for moderating the extent of the slowdown. Concerted central bank intervention cutting interest rates in response to the economic slowdown gave the public cheaper funding, and this is reflected in the general buoyancy in this segment. In a European context this came through particularly in the U.K., where interest rates fell the most by European standards.

  Despite a shallower economic trough, European equity markets fared a little worse in comparison with the U.S. At the low point in September, the major European indices had lost around a third of their value over the first nine months of the year. The most resilient of the large European markets proved to be the U.K. and Switzerland. In the case of the U.K. market, this was primarily a result of its defensive, large-cap characteristics -- and also the strength of sterling compared to the euro. The Swiss market is dominated by two large pharmaceutical companies and a food producer (Nestle), and proved very defensive. The countries that suffered the most were those with heavy technology exposure, especially in Scandinavia. The most cyclically exposed market was Germany, which also suffered compared to the average.

  While the defensive areas showed relative resilience, the growth segments in the technology and telecommunications sectors suffered most. Much of Europe's technology centres around the wireless industry, and Europe is home to the global leaders in this space. The European wireless and fixed line operators had expanded rapidly, and the leverage that worked well on the upside in better times worked in the opposite way for 2001. Companies like Vodafone and Orange (owned by France Telcom) both continued to grow their subscriber bases successfully. Nevertheless, their share prices were not immune to the downturn in the market.

  Another area that was negatively affected by the falling market was Europe's new but rapidly growing asset gathering sector. For this sector, this year's earnings have been negatively affected by market declines, and share prices have declined by more than the market. In this sector companies like Germany's MLP and Italy's Mediolanum continue to grow their funds under management and earnings by more than 25% despite declining equity markets. This displays the rapid growth needed for Europe to catch up in terms of long-term provisioning. Indeed, many European governments are reforming legislation to encourage increased self-provisioning. However, in the case of MLP and Mediolanum this did not stop either share price from underperforming the market, despite the ever-improving fundamentals.

  The tragic events in early September coincided with the final capitulation in the markets, and we would expect to look back at September 21 as the bottom of this cycle for equities. Since the lows, global equities have rallied 18% in dollar terms and Europe has enjoyed no less of a rally. The rapid monetary easing, corporate restructuring, balance sheet repair and inventory correction have all been crucial. Looking ahead, the biggest question will concern the sustainability of this rally, and although we do not expect a smooth run from here, the robustness should be confirmed by an earnings pick-up later in 2002. In the short term, markets are likely to remain volatile and subject to continued daily rotation between sectors. The growth segments in which the Fund is invested are starting to recoup some of last year's losses and we believe that this trend will continue. To give some examples, Vodafone rose from a low of 110p to touch 185p. Mediolanum hit a low of 5.5 euros and rose to just short of 10 euros by year end. In terms of relative performance of European markets, it is worth noting that European equities look well placed due to their better cyclical gearing to economic recovery. This has been measured in the past by comparing global performances following turning points in the OECD's leading indicators. Moreover, valuations for European markets are still compelling despite the gains in the fourth quarter. Yield ratios remain well below their long-term averages, though this is not so true in the U.S. While the sector rotation is inevitable over the short term, as macro data influences immediate market direction, we believe that a return to growth-oriented, bottom-up stock selection will prevail, as investors seek once again to differentiate.

                                Lombard Odier International Portfolio Management

January 24, 2002

Performance Information

Legg Mason Global Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2001

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Class A shares of Europe Fund reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Global Income Trust changed its comparative index from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index (50% hedged to U.S. dollars) because the Lehman Global Aggregate Index is closer to the Fund's investment mandate.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Institutional Class is contained in a separate report to its shareholders. The Institutional Classes of Global Income Trust and Emerging Markets Trust are not currently active.

  THE GRAPHS AND TABLES ON PAGES 12 THROUGH 15 DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Global Income Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year             +2.47%           +2.47%
  Five Years           +3.23            +0.64
  Life of Class+      +42.07            +4.11
  -------------------------------------------------
  + Inception date: April 15, 1993
  -------------------------------------------------

[GLOBAL INCOME TRUST CHART]

                                                                GLOBAL INCOME TRUST PRIMARY         SALOMON SMITH BARNEY WORLD
                                                                           CLASS                     GOVERNMENT BOND INDEX(A)
                                                                ---------------------------         --------------------------
4/15/93                                                                   10000.00                           10000.00
                                                                          10010.00                           10292.00
                                                                          10438.00                           10757.00
12/31/93                                                                  10676.00                           10753.00
                                                                          10361.00                           10753.00
                                                                          10404.00                           10825.00
                                                                          10736.00                           10952.00
12/31/94                                                                  10526.00                           11005.00
                                                                          11354.00                           12208.00
                                                                          12114.00                           12859.00
                                                                          12220.00                           12725.00
12/31/95                                                                  12716.00                           13100.00
                                                                          12657.00                           12854.00
                                                                          12809.00                           12907.00
                                                                          13244.00                           13259.00
12/31/96                                                                  13762.00                           13574.00
                                                                          13310.00                           13013.00
                                                                          13724.00                           13407.00
                                                                          13795.00                           13578.00
12/31/97                                                                  13529.00                           13606.00
                                                                          13598.00                           13713.00
                                                                          13790.00                           13985.00
                                                                          14182.00                           15150.00
12/31/98                                                                  15085.00                           15688.00
                                                                          14369.00                           15083.00
                                                                          13780.00                           14563.00
                                                                          14381.00                           15223.00
12/31/99                                                                  14598.00                           15019.00
                                                                          14315.00                           15045.00
                                                                          13936.00                           15023.00
                                                                          13675.00                           14629.00
12/31/00                                                                  13865.00                           15258.00
                                                                          13914.00                           14793.00
                                                                          13778.00                           14562.00
                                                                          14277.00                           15604.00
12/31/01                                                                  14207.00                           15107.00

[GLOBAL INCOME TRUST CHART]

                                                                             LEHMAN GLOBAL AGGREGATE
                                                   GLOBAL INCOME TRUST              INDEX(B)
                                                   -------------------       ---------------
12/31/98                                                  10000                       10000
3/31/99                                                    9525                        9851
6/30/99                                                    9135                        9667
9/30/99                                                    9533                        9806
12/31/99                                                   9677                        9754
3/31/00                                                    9490                        9860
6/30/00                                                    9238                        9964
9/30/00                                                    9066                       10022
12/31/00                                                   9191                       10410
3/31/01                                                    9224                       10488
6/30/01                                                    9134                       10486
9/30/01                                                    9464                       10981
12/31/01                                                   9418                       10867

International Equity Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -19.03%           -19.03%
  Five Years          -12.80             -2.70
  Life of Class+       +9.82             +1.37
  -------------------------------------------------
  + Inception date: February 17, 1995
  -------------------------------------------------

[INTERNATIONAL EQUITY CHART]

                                                            INTERNATIONAL EQUITY TRUST PRIMARY
                                                                          CLASS                         MSCI EAFE INDEX(C)
                                                            ----------------------------------          ------------------
2/17/95                                                                  10000.00                            10000.00
                                                                         10090.00                            10624.00
                                                                         10400.00                            10701.00
                                                                         10720.00                            11147.00
12/31/95                                                                 10811.00                            11598.00
                                                                         11438.00                            11933.00
                                                                         12054.00                            12122.00
                                                                         11993.00                            12107.00
12/31/96                                                                 12594.00                            12300.00
                                                                         12886.00                            12107.00
                                                                         14313.00                            13678.00
                                                                         14261.00                            13582.00
12/31/97                                                                 12816.00                            12518.00
                                                                         14828.00                            14360.00
                                                                         15133.00                            14512.00
                                                                         12098.00                            12450.00
12/31/98                                                                 13903.00                            15022.00
                                                                         13804.00                            15231.00
                                                                         14069.00                            15618.00
                                                                         14555.00                            16303.00
12/31/99                                                                 16765.00                            19072.00
                                                                         16329.00                            19052.00
                                                                         15475.00                            18297.00
                                                                         14089.00                            16821.00
12/31/00                                                                 13563.00                            16370.00
                                                                         11651.00                            14126.00
                                                                         11890.00                            13978.00
                                                                         10480.00                            12021.00
12/31/01                                                                 10982.00                            12860.00

Emerging Markets Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +3.49%            +3.49%
  Five Years          -3.89             -0.79
  Life of Class+      +1.31             +0.23
  -------------------------------------------------
  + Inception date: May 28, 1996
  -------------------------------------------------

[EMERGING MARKETS CHART]

                                                               EMERGING MARKETS TRUST PRIMARY
                                                                           CLASS                        MSCI EMF INDEX(D)
                                                               ------------------------------           -----------------
5/28/96                                                                   10000.00                           10000.00
                                                                          10020.00                           10062.00
                                                                           9970.00                            9698.00
12/31/96                                                                  10540.00                            9641.00
                                                                          11654.00                           10457.00
                                                                          12767.00                           11352.00
                                                                          12205.00                           10334.00
12/31/97                                                                   9889.00                            8524.00
                                                                          10351.00                            9052.00
                                                                           8373.00                            6916.00
                                                                           6014.00                            5394.00
12/31/98                                                                   6987.00                            6364.00
                                                                           8032.00                            7155.00
                                                                          10451.00                            8901.00
                                                                          10060.00                            8443.00
12/31/99                                                                  14055.00                           10590.00
                                                                          14828.00                           10847.00
                                                                          13463.00                            9744.00
                                                                          11666.00                            8477.00
12/31/00                                                                   9789.00                            7349.00
                                                                           9357.00                            6949.00
                                                                          10121.00                            7228.00
                                                                           7880.00                            5667.00
12/31/01                                                                  10131.00                            7174.00

Europe Fund -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -29.78%           -29.78%
  Life of Class+       -4.29             -0.98
  -------------------------------------------------
  + Inception date: July 23, 1997
  -------------------------------------------------

[EUROPE FUND PRIMARY CHART]

                                                                 EUROPE FUND PRIMARY CLASS             MSCI EUROPE INDEX(E)
                                                                 -------------------------             --------------------
7/23/97                                                                   10000.00                           10000.00
                                                                          10143.00                           10343.00
12/31/97                                                                  10068.00                           10350.00
                                                                          12616.00                           12452.00
                                                                          13273.00                           13093.00
                                                                          11522.00                           11205.00
12/31/98                                                                  14143.00                           13303.00
                                                                          14091.00                           13023.00
                                                                          13874.00                           12982.00
                                                                          13996.00                           13134.00
12/31/99                                                                  17599.00                           15418.00
                                                                          17423.00                           15430.00
                                                                          16268.00                           14942.00
                                                                          15161.00                           13850.00
12/31/00                                                                  13630.00                           14124.00
                                                                          10692.00                           11928.00
                                                                          10567.00                           11694.00
                                                                           8525.00                           10278.00
12/31/01                                                                   9571.00                           11313.00

[EUROPE FUND -- CLASS A (F)]

  --------------------------------------------------------------------------
                   Cumulative Total Return       Average Annual Total Return
  --------------------------------------------------------------------------
  One Year           -29.23%*     -32.57%           -29.23%*       -32.57%
  Five Years         +15.61*      +10.11             +2.94*         +1.94
  Ten Years         +110.57*     +100.57             +7.73*         +7.21
  --------------------------------------------------------------------------
  * These figures reflect return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second column in each section reflects return information including the sales charge.
  --------------------------------------------------------------------------

Europe Fund A5 chart

                                                                   EUROPE FUND CLASS A(F)              MSCI EUROPE INDEX(E)
                                                                   ----------------------              --------------------
12/31/91                                                                  10000.00                           10000.00
                                                                           9531.00                            9685.00
                                                                          10284.00                           10599.00
                                                                           9430.00                           10019.00
12/31/92                                                                   8842.00                            9529.00
                                                                           9492.00                           10151.00
                                                                           9578.00                           10333.00
                                                                          10469.00                           11244.00
12/31/93                                                                  11486.00                           12319.00
                                                                          11194.00                           12135.00
                                                                          10746.00                           11973.00
                                                                          11069.00                           12485.00
12/31/94                                                                  11001.00                           12601.00
                                                                          11244.00                           13379.00
                                                                          12121.00                           14222.00
                                                                          12768.00                           14820.00
12/31/95                                                                  13190.00                           15325.00
                                                                          14701.00                           15894.00
                                                                          15712.00                           16310.00
                                                                          16025.00                           16933.00
12/31/96                                                                  17350.00                           18557.00
                                                                          18158.00                           19462.00
                                                                          19370.00                           21202.00
                                                                          20592.00                           22957.00
12/31/97                                                                  20390.00                           22974.00
                                                                          25638.00                           27638.00
                                                                          27038.00                           29060.00
                                                                          23511.00                           24871.00
12/31/98                                                                  28923.00                           29528.00
                                                                          28865.00                           28905.00
                                                                          28487.00                           28815.00
                                                                          28791.00                           29152.00
12/31/99                                                                  36272.00                           34221.00
                                                                          35980.00                           34249.00
                                                                          33661.00                           33166.00
                                                                          31426.00                           30742.00
12/31/00                                                                  28340.00                           31349.00
                                                                          22260.00                           26476.00
                                                                          22066.00                           25955.00
                                                                          17835.00                           22814.00
12/31/01                                                                  20057.00                           25111.00

---------------

(A) The Salomon Smith Barney World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993. The Fund changed its comparative index from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index because the Lehman Global Aggregate Index is closer to the Fund's investment mandate.

(B) The Lehman Global Aggregate Index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency.

(C) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Index returns are for the periods beginning February 28, 1995.

(D) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market-weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

(E) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning July 31, 1997, for Primary Class and December 31, 1991, for Class A.

(F) Prior to July 21, 1997, the Fund operated as a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange. The initial investment for Europe Fund Class A shares is net of the 4.75% sales charge.

Industry Diversification

Legg Mason Global Trust, Inc.
December 31, 2001 (Unaudited)

International Equity Trust

                              % OF NET
                               ASSETS     VALUE
-------------------------------------------------
                                          (000)
Auto Components                  0.5%    $    548
Automobiles                      4.4        4,690
Banks                           16.9       18,173
Beverages                        0.6          620
Communications Equipment         3.4        3,611
Construction & Engineering       2.1        2,244
Diversified Financials           2.9        3,123
Diversified
 Telecommunications              4.8        5,177
Electric Utilities               1.5        1,591
Electrical Equipment             0.4          479
Electronic Equipment &
 Instruments                     0.8          811
Food & Drug Retailing            0.6          651
Food Products                    4.9        5,220
Gas Utilities                    1.2        1,332
Health Care Equipment            2.2        2,336
Health Care Providers &
 Services                        1.1        1,175
Household Durables               2.3        2,507
Household Products               1.5        1,577
Industrial Conglomerates         1.3        1,445
Insurance                        2.8        3,020
Internet Software & Services     0.5          529
Leisure Equipment & Products     0.9          983
Machinery                        0.3          323

                              % OF NET
                               ASSETS     VALUE
-------------------------------------------------
                                          (000)
Marine                           1.1%    $  1,154
Media                            1.0        1,130
Metals & Mining                  0.2          264
Multiline Retail                 0.5          507
Office Electronics               1.5        1,657
Oil & Gas                        8.5        9,169
Paper & Forest Products          0.9          914
Pharmaceuticals                 10.0       10,757
Real Estate                      1.2        1,239
Road & Rail                      0.3          324
Semiconductor Equipment &
 Products                        2.5        2,633
Software                         0.8          863
Specialty Retail                 1.8        1,921
Textiles & Apparel               0.4          413
Tobacco                          1.2        1,306
Trading Companies &
 Distributors                    0.6          679
Transportation
 Infrastructure                  0.4          438
Water Utilities                  1.0        1,079
Wireless Telecommunication
 Services                        8.0        8,541
Short-Term Investments           2.2        2,368
                               -----     --------
Total Investment Portfolio     102.0      109,521
Other Assets Less
 Liabilities                    (2.0)      (2,193)
                               -----     --------
NET ASSETS                     100.0%    $107,328
                               =====     ========

Emerging Markets Trust

                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Aerospace & Defense               0.8%    $   501
Automobiles                       1.9       1,285
Banks                             7.0       4,642
Beverages                         1.8       1,201
Building Products                 0.1          37
Chemicals                         0.2         165
Communications Equipment          4.0       2,641
Computer & Peripherals            0.4         290
Construction & Engineering        2.4       1,584
Construction Materials            1.7       1,124
Distribution                      1.2         786
Diversified Financials            1.8       1,216
Diversified
 Telecommunications               6.7       4,441
Electric Utilities                6.0       3,982
Electrical Equipment              0.9         595
Electronic Equipment &
 Instruments                      1.0         690
Food & Drug Retailing             0.5         327
Food Products                    N.M.          19
Health Care Equipment             0.4         274
Hotels, Restaurants & Leisure     1.0         642
Household Durables                0.7         458
Industrial Conglomerates          2.9       1,909
Insurance                         0.9         608
Internet Software & Services      2.4       1,619
IT Consulting & Services          2.5       1,641
Marine                            0.3         231
Media                             0.9         620
Metals & Mining                   4.6       3,053
Multiline Retail                  5.4       3,613
Oil & Gas                         6.7       4,469
Pharmaceuticals                   0.6         402
Real Estate                       1.3         881
Semiconductor Equipment &
 Products                        12.9       8,637
Software                          1.2         805
Specialty Retail                  0.4         251
Tobacco                           0.5         351
Transportation Infrastructure     0.7         444
Wireless Telecommunication
 Services                        12.5       8,363
Short-Term Investments            0.7         430
                                -----     -------
Total Investment Portfolio       97.9      65,227
Other Assets Less Liabilities     2.1       1,420
                                -----     -------
NET ASSETS                      100.0%    $66,647
                                =====     =======
----------
N.M. -- Not meaningful.

Europe Fund

                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Automobiles & Components          3.6%    $ 2,107
Banks                            12.0       6,950
Capital Goods                     2.6       1,494
Commercial Services &
 Supplies                         1.3         733
Consumer Durables & Apparel       3.2       1,862
Diversified Financials            6.7       3,885
Energy                            7.6       4,427
Food & Drug Retailing             3.9       2,290
Hotels, Restaurants & Leisure     2.7       1,575
Household & Personal Products     3.2       1,853
Insurance                         3.8       2,228
Materials                         4.7       2,712
Media                             2.6       1,500
Pharmaceuticals &
 Biotechnology                    8.3       4,851
Retailing                         1.5         848
Software & Services               1.2         678
Technology Hardware &
 Equipment                        6.1       3,540
Telecommunication Services       12.5       7,289
Utilities                         1.7       1,014
Short-Term Investments           10.6       6,190
                                -----     -------
Total Investment Portfolio       99.8      58,026
Other Assets Less Liabilities     0.2         116
                                -----     -------
NET ASSETS                      100.0%    $58,142
                                =====     =======

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2001
(Amounts in Thousands)

Global Income Trust

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
Long-Term Securities -- 97.3%

British Sterling -- 1.6%
Corporate Bonds and Notes -- 1.0%
 Banking and Finance -- 0.4%
 Royal Bank of Scotland plc                     7.3870%    12/31/49             120       $   189
                                                                                          -------
 Containers and Packaging (Paper) -- 0.1%
 Chesapeake Corporation                        10.3750%    11/15/11              15            23(B)
                                                                                          -------
 Food, Beverage and Tobacco -- 0.1%
 Premier International Foods                   12.2500%     9/1/09               20            31
                                                                                          -------
 Gaming -- 0.1%
 Gala Group Holdings plc                       12.0000%     6/1/10               30            48
                                                                                          -------
 Retail -- 0.1%
 Woolworths Group plc                           8.7500%    11/15/06              30            45(B)
                                                                                          -------
 Telecommunications -- 0.2%
 Energis plc                                    9.1250%    3/15/10               40            44
 Telewest Communications plc                    9.8750%     2/1/10               40            41
                                                                                          -------
                                                                                               85
                                                                                          -------
Total Corporate Bonds and Notes                                                               421
                                                                                          -------
Government Obligations -- 0.6%
 United Kingdom of Great Britain and Northern
   Ireland                                      5.7500%    12/7/09              183           276
                                                                                          -------
Total British Sterling                                                                        697
-------------------------------------------------------------------------------------------------
Canadian Dollar -- 1.3%
Government Obligations -- 1.3%
 Canada                                         6.0000%     9/1/05              820           545
-------------------------------------------------------------------------------------------------

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
Danish Krone -- 2.4%
Corporate Bonds and Notes -- 2.4%
 Banking and Finance -- 2.4%
 Nykredit                                       6.0000%    10/1/29            5,411       $   628
 Unikredit Realkredit                           6.0000%    10/1/32            3,800           436
                                                                                          -------
Total Danish Krone                                                                          1,064
-------------------------------------------------------------------------------------------------
Euro -- 21.8%
Corporate Bonds and Notes -- 8.6%
 Automotive -- 0.1%
 Lear Corporation                               8.1250%     4/1/08               30            27
                                                                                          -------
 Banking and Finance -- 3.3%
 Irish Life & Permanent plc                     6.2500%    2/15/11              300           270
 Lloyds TSB Capital 1                           7.3750%     2/7/49              300           261(C)
 NGG Finance plc                                6.1250%    8/23/11              240           214
 Standard Chartered plc                         5.3750%     5/6/09              250           214
 Syngenta Lux Finance                           5.5000%    7/10/06              510           455
                                                                                          -------
                                                                                            1,414
                                                                                          -------
 Building Materials -- 0.1%
 Friedrich Grohe AG                            11.5000%    11/15/10              60            59(B)
                                                                                          -------
 Chemicals -- 0.1%
 Messer Griesheim Holdings AG                  10.3750%     6/1/11               30            28
                                                                                          -------
 Electronics -- 0.6%
 Invensys plc                                   5.5000%     4/1/05              294           241
                                                                                          -------
 Environmental Services -- 0.5%
 Vivendi Environnement                          5.8750%    6/27/08              240           216
                                                                                          -------
 Food, Beverage and Tobacco -- 1.0%
 Gallaher Group plc                             5.7500%    10/2/06              261           233
 Imperial Tobacco Finance plc                   6.3750%    9/27/06              240           218
                                                                                          -------
                                                                                              451
                                                                                          -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
Euro -- Continued
Corporate Bonds and Notes -- Continued
 Health Care -- 0.1%
 Fresenius Medical Capital Trust V              7.3750%    6/15/11               50       $    44
                                                                                          -------
 Machinery (Diversified) -- 0.2%
 Alfa Laval Special Finance AB                 12.1250%    11/15/10              80            81
                                                                                          -------
 Manufacturing (Diversified) -- 0.9%
 FKI plc                                        6.6250%    2/22/10              216           174
 Tyco International Group, S.A.                 6.1250%     4/4/07              260           234
                                                                                          -------
                                                                                              408
                                                                                          -------
 Real Estate -- 0.1%
 Jones Lang Lasalle Finance Inc.                9.0000%    6/15/07               50            47
                                                                                          -------
 Telecommunications -- 1.6%
 British Telecommunications plc                 6.8750%    2/15/11              235           219
 Deutsche Telekom International Finance BV      6.6250%    7/11/11              210           189
 Sogerim                                        7.0000%    4/20/11              118           108
 WorldCom, Inc.                                 6.7500%    5/15/08              210           191
                                                                                          -------
                                                                                              707
                                                                                          -------
Total Corporate Bonds and Notes                                                             3,723
                                                                                          -------
Government Obligations -- 13.2%
 Federal Republic of Germany                    5.2500%     1/4/11            1,480         1,340
 Italian Republic                               5.2500%     8/1/11            1,770         1,588
 Italian Republic                               6.0000%     5/1/31            2,990         2,830
                                                                                          -------
Total Government Obligations                                                                5,758
                                                                                          -------
Total Euro                                                                                  9,481
-------------------------------------------------------------------------------------------------
Japanese Yen -- 6.7%
Corporate Bonds and Notes -- 5.8%
 Banking and Finance -- 4.7%
 Development Bank of Japan                      1.7500%    6/21/10           55,000           437
 General Electric Financial Assurance
   Holdings                                     1.6000%    6/20/11           75,000           563
 Pfandbriefstelle Der Oesterr                   1.6000%    2/15/11           15,000           118
 Toyota Motor Credit Corporation                0.7500%     6/9/08          125,000           946
                                                                                          -------
                                                                                            2,064
                                                                                          -------

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
Japanese Yen -- Continued
Corporate Bonds and Notes -- Continued
 Food, Beverage and Tobacco -- 1.1%
 Tesco plc                                      0.7000%    9/20/06           60,000       $   460
                                                                                          -------
Total Corporate Bonds and Notes                                                             2,524
                                                                                          -------
Government Obligations -- 0.9%
 Quebec Province                                1.6000%     5/9/13           50,000           379
                                                                                          -------
Total Japanese Yen                                                                          2,903
-------------------------------------------------------------------------------------------------
Norwegian Krone -- 3.1%
Government Obligations -- 3.1%
 Kingdom of Norway                              5.7500%    11/30/04           1,450           161
 Kingdom of Norway                              5.5000%    5/15/09           11,300         1,204
                                                                                          -------
Total Norwegian Krone                                                                       1,365
-------------------------------------------------------------------------------------------------
Polish Zloty -- 2.1%
Government Obligations -- 2.1%
 Republic of Poland                             8.5000%    2/12/06            3,800           918
-------------------------------------------------------------------------------------------------
Swedish Krona -- 0.9%
Government Obligations -- 0.9%
 Kingdom of Sweden                              6.0000%     2/9/05            4,000           396
-------------------------------------------------------------------------------------------------
United States Dollar -- 57.4%
Corporate Bonds and Notes -- 15.0%
 Aerospace/Defense -- 0.5%
 Systems 2001 Asset Trust                       6.6640%    9/15/13              192           197(B)
                                                                                          -------
 Auto Parts and Equipment -- N.M.
 American Axle & Manufacturing Inc.             9.7500%     3/1/09               17            17
                                                                                          -------
 Banking and Finance -- 3.3%
 Associates Corporation of North America        5.8000%    4/20/04              250           260
 Bank of America Corporation                    7.4000%    1/15/11              140           150
 Ford Motor Credit Company                      7.6000%     8/1/05              250           257
 Ford Motor Credit Company                      7.3750%     2/1/11               50            50
 Household Finance Corporation                  6.3750%    10/15/11             100            97
 Lehman Brothers Holdings Inc.                  6.2500%    5/15/06              160           164
 PDVSA Finance Ltd.                             8.5000%    11/16/12             100            91(D)
 Wells Fargo Bank NA, San Francisco             6.4500%     2/1/11              380           388
                                                                                          -------
                                                                                            1,457
                                                                                          -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Building Materials -- 0.2%
 American Standard Cos., Inc.                   7.6250%    2/15/10                5       $     5
 Nortek, Inc.                                   9.2500%    3/15/07               40            40
 Nortek, Inc.                                   8.8750%     8/1/08               27            27
                                                                                          -------
                                                                                               72
                                                                                          -------
 Cable -- 0.6%
 Adelphia Communications Corporation           10.8750%    10/1/10               24            24
 Charter Communications Holdings, LLC           8.6250%     4/1/09              115           110
 CSC Holdings Inc.                              7.6250%     4/1/11              110           110
                                                                                          -------
                                                                                              244
                                                                                          -------
 Chemicals -- 0.8%
 Avecia Group plc                              11.0000%     7/1/09               39            37(D)
 Hercules Incorporated                         11.1250%    11/15/07               2             2
 IMC Global Inc.                               11.2500%     6/1/11               36            38
 Lyondell Chemical Company                      9.6250%     5/1/07               15            15
 Rohm and Haas Company                          7.4000%    7/15/09              250           269
                                                                                          -------
                                                                                              361
                                                                                          -------
 Computer Services and Systems -- 0.1%
 Unisys Corporation                             7.2500%    1/15/05               27            26
                                                                                          -------
 Consumer Products -- 0.7%
 Unilever Capital Corporation                   7.1250%    11/1/10              300           325
                                                                                          -------
 Electronics -- N.M.
 Flextronics International Ltd.                 9.8750%     7/1/10               16            17(D)
                                                                                          -------
 Energy -- 1.2%
 Calpine Corporation                            8.5000%    2/15/11               22            20
 CMS Energy Corporation                         9.8750%    10/15/07              75            79
 FirstEnergy Corp.                              6.4500%    11/15/11              60            58
 FirstEnergy Corp.                              7.3750%    11/15/31              50            49
 Korea Electric Power Corporation               7.7500%     4/1/13              200           215(D)
 Peabody Energy Corporation                     9.6250%    5/15/08               75            80
                                                                                          -------
                                                                                              501
                                                                                          -------

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Environmental Services -- 0.9%
 Allied Waste North America Incorporated        8.8750%     4/1/08               60       $    62
 Waste Management, Inc.                         6.8750%    5/15/09              350           349
                                                                                          -------
                                                                                              411
                                                                                          -------
 Food, Beverage and Tobacco -- 1.3%
 Sara Lee Corporation                           6.2500%    9/15/11              160           163
 Smithfield Foods Inc.                          8.0000%    10/15/09              11            11(B)
 The Pepsi Bottling Group Incorporated          7.0000%     3/1/29              350           371
                                                                                          -------
                                                                                              545
                                                                                          -------
 Forestry -- 0.1%
 Tembec Industries, Inc.                        8.6250%    6/30/09               10            11(D)
 Tembec Industries, Inc.                        8.5000%     2/1/11               40            41(D)
                                                                                          -------
                                                                                               52
                                                                                          -------
 Gaming -- 0.2%
 Harrahs Operating Company, Inc.                7.8750%    12/15/05              35            36
 Mohegan Tribal Gaming Authority                8.1250%     1/1/06               10            10
 Mohegan Tribal Gaming Authority                8.7500%     1/1/09                1             1
 Park Place Entertainment Corporation           9.3750%    2/15/07               25            26
 Park Place Entertainment Corporation           8.1250%    5/15/11               10            10
                                                                                          -------
                                                                                               83
                                                                                          -------
 Health Care -- 0.9%
 Bristol-Myers Squibb Company                   5.7500%    10/1/11               90            89
 HCA Inc.                                       6.9100%    6/15/05               10            10
 HCA Inc.                                       7.1250%     6/1/06               10            10
 HCA Inc.                                       7.2500%    5/20/08               20            20
 HCA Inc.                                       8.7500%     9/1/10               32            35
 HEALTHSOUTH Corporation                        8.5000%     2/1/08               30            31
 HEALTHSOUTH Corporation                       10.7500%    10/1/08                3             3
 HEALTHSOUTH Corporation                        8.3750%    10/1/11               54            56(B)
 Manor Care, Inc.                               8.0000%     3/1/08               10            11
 Tenet Healthcare Corporation                   8.1250%    12/1/08              124           133
                                                                                          -------
                                                                                              398
                                                                                          -------
 Homebuilding -- 0.2%
 Pulte Homes, Inc.                              7.8750%     8/1/11               29            29(B)
 Schuler Homes, Inc.                            9.3750%    7/15/09               30            31(B)

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Homebuilding -- Continued
 The Ryland Group, Inc.                         8.0000%    8/15/06               15       $    15
 The Ryland Group, Inc.                         9.7500%     9/1/10                4             4
                                                                                          -------
                                                                                               79
                                                                                          -------
 Machinery (Diversified) -- 0.2%
 Terex Corporation                              8.8750%     4/1/08               34            33
 Terex Corporation                             10.3750%     4/1/11               40            42
                                                                                          -------
                                                                                               75
                                                                                          -------
 Media -- 0.8%
 AMFM Inc.                                      8.1250%    12/15/07              73            76
 AOL Time Warner Inc.                           7.6250%    4/15/31              200           212
 EchoStar DBS Corporation                       9.3750%     2/1/09               55            56
 Fox Sports Networks, LLC                       8.8750%    8/15/07               12            12
                                                                                          -------
                                                                                              356
                                                                                          -------
 Office Equipment and Supplies -- N.M.
 Xerox Capital Europe Plc                       5.8750%    5/15/04                2             2(D)
                                                                                          -------
 Oil and Gas -- 0.2%
 Parker & Parsley Petroleum Company             8.2500%    8/15/07               10            10
 Triton Energy Limited                          8.8750%    10/1/07               50            55(D)
 Vintage Petroleum, Inc.                        9.0000%    12/15/05              24            25
                                                                                          -------
                                                                                               90
                                                                                          -------
 Paper -- N.M.
 Norske Skog Canada Limited                     8.6250%    6/15/11               10            10(B,D)
 Pacifica Papers Inc.                          10.0000%    3/15/09               10            11(D)
                                                                                          -------
                                                                                               21
                                                                                          -------
 Pharmaceuticals -- 0.1%
 ICN Pharmaceuticals, Inc.                      8.7500%    11/15/08              40            45(B)
                                                                                          -------
 Pharmacy Services -- 0.1%
 Omnicare, Inc.                                 8.1250%    3/15/11               37            38
                                                                                          -------

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Steel (Producers) -- 0.1%
 AK Steel Corporation                           7.8750%    2/15/09               45       $    44
                                                                                          -------
 Telecommunications -- 2.3%
 AT&T Corp.                                     8.0000%    11/15/31             240           251(B)
 Dobson Communications Corporation             10.8750%     7/1/10               75            79
 France Telecom SA                              7.7500%     3/1/11              200           214(B,D)
 France Telecom SA                              8.5000%     3/1/31              100           114(B,D)
 Nextel Communications, Inc.                    9.3750%    11/15/09              69            54
 VoiceStream Wireless Corporation              10.3750%    11/15/09              59            67
 WorldCom, Inc.                                 8.2500%    5/15/31              200           211
                                                                                          -------
                                                                                              990
                                                                                          -------
 Transportation -- 0.2%
 Avis Group Holdings, Inc.                     11.0000%     5/1/09               75            80
 Kansas City Southern Railway                   9.5000%    10/1/08               10            11
 Teekay Shipping Corporation                    8.8750%    7/15/11               16            16(B,D)
                                                                                          -------
                                                                                              107
                                                                                          -------
Total Corporate Bonds and Notes                                                             6,553
                                                                                          -------

Asset-Backed Securities -- 0.1%
 Indexed Securities(E) -- 0.1%
 SLM Student Loan Trust 1998-2                  3.6925%    4/25/07               29            29
                                                                                          -------
Mortgage-Backed Securities -- 0.4%
 Stripped Securities -- 0.4%
 GMAC Commercial Mortgage Security
   Incorporated                                 1.0122%    7/15/09            7,900           182(B,F1)
                                                                                          -------
U.S. Government and Agency Obligations -- 12.5%
 Fixed-Rate Securities -- 4.7%
 Fannie Mae                                     4.3750%    10/15/06             350           343
 Fannie Mae                                     5.3750%    11/15/11              10            10
 Fannie Mae                                     7.2500%    5/15/30              200           225
 Freddie Mac                                    5.5000%    9/15/11              490           480
 Tennessee Valley Authority                     5.3750%    11/13/08             110           110

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
U.S. Government and Agency Obligations -- Continued
 Fixed-Rate Securities -- Continued
 United States Treasury Notes                   3.5000%    11/15/06             650       $   626
 United States Treasury Notes                   5.0000%    8/15/11              250           249
                                                                                          -------
                                                                                            2,043
                                                                                          -------
 Indexed Securities -- 6.5%
 United States Treasury Inflation-Indexed
   Security                                     3.6250%    4/15/28              687           700(G)
 United States Treasury Inflation-Indexed
   Security                                     3.8750%    4/15/29            1,547         1,647(G)
 United States Treasury Inflation-Indexed
   Security                                     3.3750%    4/15/32              471           464(G)
                                                                                          -------
                                                                                            2,811
                                                                                          -------
 Stripped Securities -- 1.3%
 Resolution Funding Corporation                 0.0000%    10/15/20             340           104(F2)
 United States Treasury Bonds                   0.0000%    2/15/19            1,220           437(F2)
 United States Treasury Bonds                   0.0000%    11/15/27             190            43(F2)
                                                                                          -------
                                                                                              584
                                                                                          -------
Total U.S. Government and Agency Obligations                                                5,438
                                                                                          -------

U.S. Government Agency Mortgage-Backed Securities -- 25.8%
 Fixed-Rate Securities -- 25.8%
 Fannie Mae                                     6.5000%     7/1/29              580           581
 Freddie Mac                                    6.5000%     8/1/29            1,978         1,984
 Government National Mortgage Association       7.0000%    8/15/28              151           155
 Government National Mortgage Association       6.5000%    2/15/31              982           985
 Government National Mortgage Association       6.0000%    5/15/31              697           684
 Government National Mortgage Association       6.5000%    5/15/31              987           990
 Government National Mortgage Association       6.0000%    7/15/31              396           389
 Government National Mortgage Association       6.5000%    7/15/31            1,942         1,949
 Government National Mortgage Association       6.0000%    12/15/31           1,400         1,374
 Government National Mortgage Association       6.0000%     1/1/32            2,200         2,159(H)
                                                                                          -------
Total U.S. Government Agency Mortgage-Backed
 Securities                                                                                11,250
                                                                                          -------

Foreign Government Obligations -- 3.6%
 Fixed-Rate Securities -- 3.3%
 Argentine Republic                             0.0000%    10/15/04             130            55(D,I)
 Federative Republic of Brazil                  8.0000%    4/15/14              597           455(D)

                                                 Rate     Maturity Date    Par(A)         Value
-------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Foreign Government Obligations -- Continued
 Fixed-Rate Securities -- Continued
 Federative Republic of Brazil                 11.0000%    8/17/40               94       $    72(D)
 Republic of Bulgaria                           4.5630%    7/28/12              110            99(D,E)
 Republic of Colombia                          11.7500%    2/25/20              115           116(D)
 Republic of Panama                            10.7500%    5/15/20               20            21(D)
 Republic of Peru                               4.5000%     3/7/17              160           123(B,C,D)
 Republic of the Philippines                    9.8750%    1/15/19               70            66(D)
 Republic of the Philippines                    9.5000%    10/21/24              55            57(D)
 United Mexican States                          8.3750%    1/14/11              100           104(D)
 United Mexican States                         11.5000%    5/15/26              235           299(D)
                                                                                          -------
                                                                                            1,467
                                                                                          -------
 Indexed Securities(E) -- 0.3%
 Republic of Bulgaria                           4.5625%    7/28/11               31            27(D)
 Republic of Panama                             4.6250%    7/17/16              126           103(D)
                                                                                          -------
                                                                                              130
                                                                                          -------
Total Foreign Government Obligations                                                        1,597
                                                                                          -------

Warrants -- N.M.
 AT&T Latin America Corporation                                                  18wts          0
                                                                                          -------
Total United States Dollar                                                                 25,049
                                                                                          -------
Total Long-Term Securities (Identified Cost -- $42,567)                                    42,418
-------------------------------------------------------------------------------------------------
Short-Term Securities -- 5.3%

Corporate Bonds and Notes -- 0.1%
 Xerox Capital Europe Plc                       5.7500%    5/15/02               37            36(D)
                                                                                          -------
Foreign Government Obligations -- 0.1%
 Argentine Republic                             0.0000%    10/15/02              40            39(D,I)
                                                                                          -------
Options Purchased(J) -- 0.8%
 Euribor Futures Call, April 2002, Strike
   Price EUR 97                                                                  75(K)          1
 Euribor Futures Call, May 2002, Strike Price
   EUR 96.625                                                                   143(K)         36
 Euribor Futures Call, October 2002, Strike
   Price EUR 96.5                                                               145(K)         11
 Euribor Futures Put, July 2002, Strike Price
   EUR 97                                                                       450(K)         58

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                                           Par(A)         Value
-------------------------------------------------------------------------------------------------
Options Purchased -- Continued
 Euro Call/USD Put, January 2002, Strike
   Price $90.00                                                                   9(K)    $     3
 Eurodollar Futures Call, January 2002,
   Strike Price $94.25                                                           45(K)         96
 Eurodollar Futures Call, January 2002,
   Strike Price $95.00                                                           53(K)         79
 Eurodollar Futures Put, January 2002, Strike
   Price $86.00                                                                   9(K)         21
 Government of Japan Treasury Bonds Put,
   February 2002, Strike Price YEN 97.998                                   335,000(K)          8
 Sterling Interest Rate Futures Call, April
   2002, Strike Price GBP 93.875                                                 31(K)         27
                                                                                          -------
                                                                                              340
                                                                                          -------
Repurchase Agreements -- 4.3%
 Lehman Brothers, Inc.
   1.55%, dated 12/31/01, to be repurchased at $897 on
   1/2/02 (Collateral: $935 Fannie Mae notes, 6.75%,
   due 2/4/28, value $915)                                                      897           897
 Merrill Lynch Government Securities, Inc.
   1.34%, dated 12/31/01, to be repurchased at $1,000
   on 1/2/02 (Collateral: $3,440 Resolution Funding
   Corp. principal-only security, 0%, due 1/15/21,
   value $1,019)                                                              1,000         1,000
                                                                                          -------
                                                                                            1,897
                                                                                          -------
Total Short-Term Securities (Identified Cost -- $2,370)                                     2,312
-------------------------------------------------------------------------------------------------
Total Investments -- 102.6% (Identified Cost --$44,937)                                    44,730
Other Assets Less Liabilities -- (2.6)%                                                    (1,121)
                                                                                          -------

NET ASSETS -- 100.0%                                                                      $43,609
                                                                                          =======


-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 5,386 Primary Class shares outstanding                                                   $50,290
Under/(Over) distributed net investment income                                                (63)
Accumulated net realized gain/(loss) on investments and currency
 transactions                                                                              (6,521)
Unrealized appreciation/(depreciation) of investments and currency
 transactions                                                                                 (97)
                                                                                          -------

NET ASSETS                                                                                $43,609
                                                                                          =======
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                              $8.10
                                                                                          =======
-------------------------------------------------------------------------------------------------

                                                     Expiration     Actual     Appreciation/
                                                        Date       Contracts   (Depreciation)
---------------------------------------------------------------------------------------------
Futures Contracts Purchased(J)
Government of Japan Treasury Bond Futures          March 2002             1         $  3
U.S. Treasury Note Futures                         March 2002             2           (2)
                                                                                    ----
                                                                                    $  1
                                                                                    ----
Futures Contracts Written(J)
Euro-Bond Futures                                  March 2002            26         $ 51
U.S. Treasury Note Futures                         March 2002            38           17
                                                                                    ----
                                                                                    $ 68
                                                                                    ----
Written Options(J)
Euro Call/USD Put, Strike Price $.92               January 2002     570,000         $  4
Euribor Future Call, Strike Price EUR 97.50        June 2002            180            2
Euribor Future Call, Strike Price EUR 97           September 2002        53            5
                                                                                    ----
                                                                                    $ 11
                                                                                    ----
---------------------------------------------------------------------------------------------

(A) Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 3.2% of net assets.

(C) Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate change.

(D) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

--------------------------------------------------------------------------------

(E) Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), the Consumer Price Index
    (CPI), or the One-Year Treasury Constant Maturity Rate.

(F) Stripped Security -- Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(G) U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(H) When-issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(I) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(J) Options and futures are described in more detail in the notes to financial statements.

(K) Par represents actual number of contracts.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2001
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.8%

Australia -- 0.6%
 Australia & New Zealand Banking Group Limited                       73       $    669
                                                                              --------
Belgium -- 0.2%
 Union Miniere SA                                                     7            264
                                                                              --------
Canada -- 1.1%
 Bank of Nova Scotia                                                 10            301
 Canadian Imperial Bank of Commerce                                  11            393
 Investors Group Inc.                                                15            239(A)
 Power Corporation of Canada                                         11            271
                                                                              --------
                                                                                 1,204
                                                                              --------
China -- 1.0%
 AsiaInfo Holdings, Inc.                                             30            530(A)
 China Unicom Limited                                               500            551(A)
                                                                              --------
                                                                                 1,081
                                                                              --------
Denmark -- 1.4%
 Carlsberg A/S                                                        7            284(A)
 Coloplast A/S                                                        7            487(A)
 Danske Bank                                                         36            578
 Topdanmark A/S                                                       6            128(A)
                                                                              --------
                                                                                 1,477
                                                                              --------
Finland -- 2.9%
 Instrumentarium Corporation                                         19            808(A)
 Nokia Oyj                                                           90          2,325(A)
                                                                              --------
                                                                                 3,133
                                                                              --------
France -- 10.1%
 Alcatel SA - ADR                                                    17            273
 Alcatel SA                                                          17            282(A)
 Alstom                                                              20            221(A)
 Assurances Generales de France (AGF)                                16            777
 Aventis SA                                                          17          1,214
 BNP Paribas SA                                                      10            895
 Bouygues SA                                                         15            491
 France Telecom SA                                                   24            947
 PSA Peugeot Citroen                                                 20            834
 Sanofi-Synthelabo SA                                                14          1,007(A)

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
France -- Continued
 SEB SA                                                               5       $    262
 Societe Generale                                                     8            436
 STMicroelectronics N.V.                                             21            668(A)
 STMicroelectronics N.V. - ADR                                        6            203
 TotalFinaElf SA                                                     13          1,818
 Vivendi Universal SA                                                 9            476
                                                                              --------
                                                                                10,804
                                                                              --------
Germany -- 4.6%
 Altana AG                                                           18            895
 Bayerische Motoren Werke (BMW) AG                                   15            509
 DaimlerChrysler AG                                                   7            301(A)
 Deutsche Bank AG                                                    10            707
 Deutsche Telekom AG                                                 21            361
 Gehe AG                                                             15            561
 Infineon Technologies AG                                            23            470(A)
 SAP AG                                                               5            599
 Siemens AG                                                           4            232
 WCM Beteiligungs-und Grundbesitz AG                                 29            312(A)
                                                                              --------
                                                                                 4,947
                                                                              --------
Greece -- 0.4%
 Public Power Corporation (PPC)                                      38            407(A)
                                                                              --------
Hong Kong -- 4.4%
 Bank Of East Asia, Ltd.                                            380            819
 Brilliance China Automotive Holdings Limited                     5,000            917(A)
 Cheung Kong (Holdings) Limited                                      63            654
 China Mobile (Hong Kong) Limited                                   155            546(A)
 Hutchison Whampoa Limited                                          125          1,213
 New World Development Company Limited                              600            523
                                                                              --------
                                                                                 4,672
                                                                              --------
Ireland -- 3.1%
 Allied Irish Banks plc                                             147          1,703
 Anglo Irish Bank Corporation plc                                   343          1,328
 Irish Life & Permanent plc                                          30            305(A)
                                                                              --------
                                                                                 3,336
                                                                              --------
Italy -- 2.9%
 Banca Popolare di Bergamo-Credito Varesino Scrl                     37            594(A)
 ENI S.p.A.                                                          87          1,096(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Italy -- Continued
 Recordati S.p.A.                                                    26       $    520(A)
 Telecom Italia S.p.A.                                              105            894(A)
                                                                              --------
                                                                                 3,104
                                                                              --------
Japan -- 15.0%
 ACOM., LTD.                                                          6            408(A)
 AOYAMA TRADING Co., Ltd.                                            18            173
 AUTOBACS SEVEN CO., LTD.                                            10            226
 BRIDGESTONE CORPORATION                                             12            127
 CANON, INC.                                                         33          1,136
 DAITO TRUST CONSTRUCTION CO., LTD.                                  29            438(A)
 Daiwa House Industry Co., Ltd.                                       1              5
 Fuji Heavy Industries Ltd.                                          84            360
 Fuji Photo Film Co., Ltd.                                           20            722
 Heiwa Corporation                                                  0.2              3(A)
 HINO MOTORS, LTD.                                                   97            323
 HONDA MOTOR CO., LTD.                                               18            719
 Kamigumi Co., Ltd.                                                  98            402
 KYOCERA CORPORATION                                                  4            261(A)
 KYOWA HAKKO KOGYO CO., LTD.                                         84            399
 Kyushu Electric Power Company, Incorporated                         24            344(A)
 LAWSON, INC.                                                         8            215(A)
 MEITEC CORPORATION                                                  10            244(A)
 Mitsubishi Logistics Corporation                                    17            120
 Mitsui Fudosan Co., Ltd.                                             8             61
 Mitsui O.S.K. Lines, Ltd.                                          174            351
 NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                   0.1            310(A)
 Nippon Television Network Corp.                                      2            490
 Nippon Yusen Kabushiki Kaisha                                       93            280
 NTT DoCoMo, Inc.                                                   0.1          1,046(A)
 OLYMPUS OPTICAL CO., LTD.                                           17            245
 ONWARD KASHIYAMA Co., Ltd.                                          43            413
 Promise Co., Ltd.                                                    2             81
 RICOH COMPANY, LTD.                                                 28            521
 RYOHIN KEIKAKU CO., LTD.                                            11            214(A)
 SANKYO CO., LTD.                                                     9            258(A)
 Santen Pharmaceutical Company                                       70            797
 Sekisui Chemical Co., Ltd.                                          69            182
 SHOHKOH FUND & CO., LTD.                                             4            319(A)
 SONY CORPORATION                                                     2             73(A)
 SUMITOMO CORPORATION                                                56            257

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Japan -- Continued
 Sumitomo Electric Industries, Ltd.                                  37       $    258(A)
 Sumitomo Rubber Industries, Ltd.                                   113            421
 Takeda Chemical Industries, Ltd.                                    18            815
 TAKEFUJI CORPORATION                                                 2            123(A)
 TANABE SEIYAKU CO., LTD.                                            52            464
 TOPPAN PRINTING CO., LTD.                                           33            304
 Toyo Suisan Kaisha, LTD.                                            23            168(A)
 Toyota Motor Corporation                                            28            697
 Yamaha Motor Co., Ltd.                                              58            353
                                                                              --------
                                                                                16,126
                                                                              --------
Luxemburg -- 0.2%
 Thiel Logistik AG                                                   13            264(A)
                                                                              --------
Mexico -- 1.2%
 Grupo Financiero BBVA Bancomer, S.A. de C.V. (GFB)                 770            702
 Telefonos de Mexico SA                                             345            598
                                                                              --------
                                                                                 1,300
                                                                              --------
Netherlands -- 5.3%
 CSM NV -- Coupon                                                    51          1,060(A)
 Elsevier NV                                                          3             40
 Hunter Douglas N.V.                                                  6            153
 ING Groep N.V.                                                      19            487
 Koninklijke (Royal) Philips Electronics N.V.                        19            550
 Koninklijke Ahold NV                                                15            436
 Royal Dutch Petroleum Company                                       30          1,494
 Royal Volker Wessels Stevin NV                                      13            261
 Unilever NV                                                         20          1,172
                                                                              --------
                                                                                 5,653
                                                                              --------
Norway -- 1.3%
 DnB Holding ASA                                                    160            718
 Gjensidige NOR Sparebank                                            10            303(A)
 Norsk Hydro ASA                                                      9            396
                                                                              --------
                                                                                 1,417
                                                                              --------
Portugal -- 1.4%
 Vodafone Telecel - Comunicacoes Pessoais, S.A.                     182          1,461(A)
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Singapore -- 0.8%
 Singapore Exchange Limited                                         540       $    363(A)
 United Overseas Bank Limited                                        72            494
                                                                              --------
                                                                                   857
                                                                              --------
South Africa -- 0.5%
 Woolworths Holdings Limited                                      1,600            507(A)
                                                                              --------
South Korea -- 2.2%
 Korea Telecom Corporation - ADR                                     27            549
 Samsung Electronics                                                  4            927
 SK Telecom Co., Ltd.                                                 4            891
                                                                              --------
                                                                                 2,367
                                                                              --------
Spain -- 5.4%
 Aurea Concesionesde Infraestructuras del Estado S.A.                19            377(A)
 Banco Bilbao Vizcaya Argentina, S.A.                                21            262
 Banco Santander Central Hispano SA                                  75            631
 Gas Natural SDG, S.A.                                               80          1,332(A)
 Grupo Dragados, S.A.                                                44            585(A)
 Grupo Ferrovial, S.A.                                               27            470(A)
 Red Electrica de Espana                                             90            840(A)
 Telefonica, S.A.                                                   100          1,338
                                                                              --------
                                                                                 5,835
                                                                              --------
Sweden -- 1.9%
 Holmen AB                                                           17            381
 Svenska Cellulosa AB (SCA)                                          19            533
 Swedish Match AB                                                    71            376
 Telefonaktiebolaget LM Ericsson - ADR                               68            355
 Telefonaktiebolaget LM Ericsson                                     69            376(A)
                                                                              --------
                                                                                 2,021
                                                                              --------
Switzerland -- 5.6%
 Baloise Holding Ltd.                                                 5            489(A)
 Converium Holding AG                                                 3            121(A)
 Nestle SA                                                            8          1,696
 Novartis AG                                                         44          1,586(A)
 Roche Holdings AG                                                    9            628(A)
 UBS AG                                                              15            762(A)
 Zurich Financial Services AG                                         3            716(A)
                                                                              --------
                                                                                 5,998
                                                                              --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
United Kingdom -- 26.3%
 Alliance Unichem plc                                                81       $    614(A)
 Amvescap plc                                                        12            173
 ARM Holdings plc                                                    70            365(A)
 Arriva plc                                                          66            324
 Associates British Ports Holdings plc                               10             61(A)
 AstraZeneca Group plc                                               12            554
 Barclays plc                                                        51          1,693
 Barratt Developments plc                                            46            286
 BP Amoco plc                                                       360          2,796
 British American Tobacco plc                                        67            566
 Cairn Energy plc                                                    77            275(A)
 CGNU plc                                                            39            484
 Dairy Crest Group plc                                               20            124(A)
 Diageo plc                                                          29            336
 Electronics Boutique plc                                           150            299(A)
 Enterprise Oil plc                                                  47            319
 George Wimpey plc                                                   95            303
 GlaxoSmithKline plc                                                107          2,676
 HBOS plc                                                            32            370(A)
 HSBC Holdings plc                                                   98          1,145
 Imperial Tobacco Group plc                                          28            364
 JJB Sports plc                                                      53            355(A)
 Kelda Group plc                                                    142            732
 Lloyds TSB Group plc                                                39            426
 Man Group plc                                                       20            347
 mm02 plc                                                           500            629(A)
 Northern Foods plc                                                 427          1,000
 Northern Rock plc                                                   67            618(A)
 Persimmon plc                                                       67            373(A)
 Reckitt Benckiser plc                                              109          1,577
 Redrow plc                                                          75            255(A)
 Royal Bank of Scotland Group plc                                    67          1,624
 Severn Trent plc                                                    33            347
 Shell Transport & Trading Company plc                              142            974
 Taylor Woodrow plc                                                 119            294
 The Berkeley Group plc                                              31            322(A)
 Travis Perkins plc                                                  33            410(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
United Kingdom -- Continued
 Vodafone Group plc                                               1,308       $  3,417
 Wolseley plc                                                        51            422
                                                                              --------
                                                                                28,249
                                                                              --------
Total Common Stock and Equity Interests (Identified
 Cost -- $109,881)                                                             107,153
--------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $1,184 on
 1/2/02 (Collateral: $1,207 Fannie Mae mortgage-backed
 securities, 6.5%, due 5/1/30, value $1,214)                   $  1,184          1,184
State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $1,184 on 1/2/02
 (Collateral: $1,170 Fannie Mae notes, 4.55%, due 7/23/03,
 value $1,209)                                                    1,184          1,184
                                                                              --------
Total Repurchase Agreements (Identified Cost -- $2,368)                          2,368
--------------------------------------------------------------------------------------
Total Investments -- 102.0% (Identified Cost -- $112,249)                      109,521
Other Assets Less Liabilities -- (2.0)%                                         (2,193)
                                                                              --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 11,663 Primary Class shares outstanding                        140,239
     9 Institutional Class shares outstanding                       113
Undistributed net investment income/(loss)                           (8)
Accumulated net realized gain/(loss) on investments and
 currency transactions                                          (30,274)
Accumulated appreciation/(depreciation) of investments and
 currency transactions                                           (2,742)
                                                               --------

NET ASSETS -- 100.0%                                                          $107,328
                                                                              ========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                   $9.19
                                                                              ========
 INSTITUTIONAL CLASS                                                             $9.40
                                                                              ========
--------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2001
(Amounts in Thousands)

Emerging Markets Trust

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 90.3%

Brazil -- 2.9%
 Embraer -- Empresa Brasileira de Aeronautica S.A.                   92       $   500
 Petroleo Brasileiro S.A. - Petrobras ADR                            66         1,467
                                                                              -------
                                                                                1,967
                                                                              -------
China -- 8.1%
 Aluminium Corporation of China Limited                           2,300           401(A)
 AsiaInfo Holdings, Inc.                                             55           958(A)
 China Petroleum and Chemical Corporation (Sinopec)               2,000           274
 Eastern Communications Company Limited                             100           131
 Huaneng Power International, Inc. ADR                               30           723
 Jiangxi Copper Company Ltd.                                      3,000           350
 New World China Land Ltd.                                        1,015           326(A)
 Shenyang Public Utility Holdings Company Limited                 1,000           224
 Travelsky Technology Limited                                       700           543(A)
 UTStarcom, Inc. ADR                                                 47         1,345(A)
 Zhejiang Expressway Co., Ltd.                                      400            99
 Zhejiang Glass Company Limited                                     100            37(A)
                                                                              -------
                                                                                5,411
                                                                              -------
Egypt -- 0.3%
 Egyptian Company for Mobile Service (MobiNil)                       30           218(A)
 International Food Egypt                                             5            19(A,B)
                                                                              -------
                                                                                  237
                                                                              -------
Hong Kong -- 9.0%
 Brilliance China Automotive Holdings Limited                     7,000         1,284
 China Mobile (Hong Kong) Limited                                   673         2,369(A)
 China Unicom Limited                                               600           661(A)
 China Unicom Limited ADR                                            20           223(A)
 Digital China Holdings Limited                                   1,800           785(A)
 Guangdong Brewery Holdings Limited                               3,850           247
 GZI Transport Limited                                            1,250           231
 Shum Yip Investment Limited                                        600           179
                                                                              -------
                                                                                5,979
                                                                              -------
Hungary -- 0.7%
 Gedeon Richter Rt. GDR                                               6           327
 Synergon Information Systems GDR                                    43           122(A,B,C)
                                                                              -------
                                                                                  449
                                                                              -------

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
India -- 6.3%
 Associated Cement Companies Ltd.                                    40       $   126
 Bharat Heavy Electricals Ltd. (BHEL)                                85           248
 Bharat Petroleum Corporation Limited                                47           184
 Cipla Limited                                                       17           401
 HCL Technologies Limited                                            52           297
 HDFC Bank Ltd.                                                      15            70
 HDFC Bank Ltd. ADR                                                   5            70(A)
 Himachal Futuristic Communications, Ltd.                           0.1          0.18(A)
 Hindustan Petroleum Corporation Limited                             61           177
 ITC Limited                                                         25           351
 Moser-Bear India Limited                                            51           290
 Ranbaxy Laboratories Limited                                        19           273
 Reliance Petroleum Limited                                         608           369
 Satyam Computer Services Limited                                   100           490
 State Bank of India                                                 50           189
 Videsh Sanchar Nigam Ltd. ADR                                       15           148
 Wipro Limited                                                        8           266
 Zee Telefilms Limited                                              100           232
                                                                              -------
                                                                                4,181
                                                                              -------
Indonesia -- 0.0%
 PT Lippo Bank Tbk - Certificates                                12,460             0(A,B)
 PT Lippo Bank Tbk - Warrants                                    12,460             0(A,B)
                                                                              -------
                                                                                    0
                                                                              -------
Israel -- 0.6%
 Bank Hapoalim                                                        1             1
 Check Point Software Technologies Ltd. ADR                          11           419(A)
                                                                              -------
                                                                                  420
                                                                              -------
Malaysia -- 4.1%
 Arab Malaysian Finance Berhad                                      372           356
 Magnum Corporation Berhad                                          480           269
 Malayan Banking Berhad                                             267           582
 Resorts World Berhad                                               230           372
 Sime Darby Berhad                                                  297           383
 Telekom Malaysia Berhad                                            163           442
 Tenaga Nasional Berhad                                             128           361
                                                                              -------
                                                                                2,765
                                                                              -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Mexico -- 13.1%
 America Movil SA de CV                                           1,089       $ 1,047(A)
 Cemex SA de CV                                                   0.003          0.02
 Cemex SA de CV ADR                                                  40           990
 Cemex SA de CV ADR - Warrants                                        3             8(A)
 Consorcio Ara, SA de CV                                            212           376(A)
 Fomento Economico Mexicana, SA de CV ADR                            19           643
 Grupo Aeroportuario del Sureste SA de CV ADR                        22           345(A)
 Grupo Elektra, SA de CV GDR                                         39           251
 Grupo Financiero BBVA Bancomer, SA de CV (GFB)                   1,470         1,341(A)
 Grupo Modelo SA de CV                                               64           143
 Grupo Televisa SA GDR                                                8           345(A,C)
 Telefonos de Mexico SA de CV (Telmex)                            1,331         2,307
 TV Azteca, SA de CV ADR                                              6            43
 Wal-Mart de Mexico SA de CV - Class C                              240           564
 Wal-Mart de Mexico SA de CV - Class V                              110           300
                                                                              -------
                                                                                8,703
                                                                              -------
Namibia -- 0.1%
 Namibian Minerals Corporation ADR                                  222            42(A)
                                                                              -------
Russia -- 2.2%
 OAO LUKoil ADR                                                       7           350
 RAO Unified Energy Systems ADR                                      70         1,092
                                                                              -------
                                                                                1,442
                                                                              -------
South Africa -- 5.7%
 ABSA Group Limited                                                 210           615
 Anglo American plc                                                  51           771
 Impala Platinum Holdings Limited                                    17           806
 Remgro Limited                                                     111           595
 Sanlam Limited                                                     474           363(A)
 Venfin Limited                                                     161           264(A)
 Wooltru Limited                                                     54            35(A)
 Woolworths Holdings Limited                                      1,131           358
                                                                              -------
                                                                                3,807
                                                                              -------
South Korea -- 21.8%
 Hyundai Development Company                                        115           701
 Korea Electric Power (KEPCO) Corporation ADR                        66           599
 Korea Electric Power Corporation                                   0.2             4
 Korea Telecom Corporation                                           15           573

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
South Korea -- Continued
 Korea Telecom Corporation ADR                                       40       $   813
 LG Engineering & Construction Co., Ltd.                             66           711
 Pohang Iron & Steel Co., Ltd. (POSCO) ADR                           15           345
 S-Oil Corporation                                                   60         1,004
 Samsung Electronics Co., Ltd.                                       20         4,266
 Samsung Securities Co., Ltd.                                        10           366(A)
 Shinsegae Department Store Company                                  22         2,358
 SK Corporation                                                      35           401
 SK Telecom Co., Ltd.                                                10         1,946
 SK Telecom Co., Ltd. ADR                                            20           432
                                                                              -------
                                                                               14,519
                                                                              -------
Taiwan -- 12.6%
 ASE Test Limited                                                 1,700           304(A)
 ASE Test Limited ADR                                                28           390(A)
 Cathay Financial Holding Co., Ltd.                                 150           245
 China Development Industrial Bank Inc.                             441           297(A)
 D-Link Corporation                                                 701         1,163
 Delta Electronics Inc.                                             200           347
 Formosa Plastic Corporation                                        180           165
 GigaMedia Ltd. ADR                                                 247           660(A)
 Hon Hai Precision Industry Co., Ltd                                151           689
 Siliconware Precision Industries Company                           500           442(A)
 Systex Corporation GDR                                              22            69(A,C)
 Taiwan Semiconductor Manufacturing Company                       1,028         2,574(A)
 United Microelectronics Corporation, Ltd.                          461           673(A)
 Yuanta Securities Corporation                                      550           379(A)
                                                                              -------
                                                                                8,397
                                                                              -------
Thailand -- 1.7%
 Bangkok Bank Public Company Limited                                375           418(A)
 Bangkok Expressway Public Company Limited                          800           176
 National Finance Public Company Limited                            866           207(A)
 Shin Corporation Public Company Limited                            947           334(A)
                                                                              -------
                                                                                1,135
                                                                              -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Turkey -- 0.7%
 Vestel Electronik Sanayi ve Ticaret A.S.                       180,000       $   457(A)
                                                                              -------
United Kingdom -- 0.4%
 Dimension Data Holdings plc                                        214           258(A)
                                                                              -------
Total Common Stock and Equity Interests (Identified
 Cost -- $62,719)                                                              60,169
-------------------------------------------------------------------------------------
Preferred Shares -- 6.9%

Brazil -- 6.5%
 Banco Bradesco S.A.                                             31,000           168
 Banco Itau S.A.                                                  3,600           274
 Brasil Telecom S.A.                                             29,432           168
 Centrais Electricas Brasileiras S.A. (Electrobras)              26,100           352
 Companhia de Bebidas das Americas (Ambev) ADR                        8           162
 Companhia Paranaense de Energia-Copel ADR                           79           623
 Companhia Vale do Rio Doce - Rights                                 11             0(A,B)
 Gerdau S.A.                                                     36,010           334
 Itausa - Investimentos Itau S.A.                                   984           924
 Petroleo Brasileiro S.A. - Petrobras                                11           244
 Tele Norte Leste Participacoes S.A. (Telemar) ADR                    9           139
 Telemar Norte Leste S.A.                                        37,760           980
                                                                              -------
                                                                                4,368
                                                                              -------
Thailand -- 0.4%
 Siam Commercial Bank Public Company Limited                        680           260(A)
                                                                              -------
Total Preferred Shares (Identified Cost -- $4,015)                              4,628
-------------------------------------------------------------------------------------
Repurchase Agreements -- 0.7%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $430 on 1/2/02
 (Collateral: $438 Fannie Mae mortgage-backed securities,
 6.5%, due 5/1/30, value $441)                                     $430           430
                                                                              -------
Total Repurchase Agreements (Identified Cost -- $430)                             430
-------------------------------------------------------------------------------------
Total Investments -- 97.9% (Identified Cost -- $67,164)                        65,227
Other Assets Less Liabilities -- 2.1%                                           1,420
                                                                              -------

NET ASSETS -- 100.0%                                                          $66,647
                                                                              =======


-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 6,613 Primary Class shares outstanding                                       $75,678
Undistributed net investment income/(loss)                                       (647)
Accumulated net realized gain/(loss) on investments and
 currency transactions                                                         (6,413)
Accumulated appreciation/(depreciation) of investments and
 currency transactions                                                         (1,971)
                                                                              -------

NET ASSETS                                                                    $66,647
                                                                              =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                 $10.08
                                                                              =======
-------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

(C) Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.8% of net assets.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust Inc.
December 31, 2001
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 87.4%

Denmark -- 2.6%
 Novo Nordisk A/S                                                   21        $    871
 Vestas Wind Systems A/S                                            23             623
                                                                              --------
                                                                                 1,494
                                                                              --------
Finland -- 3.0%
 Nokia Oyj                                                          69           1,774
                                                                              --------
France -- 14.5%
 Accor SA                                                           19             698
 Aventis SA                                                         15           1,072
 Aventis SA ADR                                                      7             531
 Carrefour SA                                                       15             800
 L'Oreal SA                                                         14             979
 Orange SA                                                         117           1,060(A)
 Sanofi-Synthelabo SA                                               11             813
 TotalFinaElf SA                                                     7             956
 TotalFinaElf SA ADR                                                 7             519
 Vivendi Environnement                                              30           1,014
                                                                              --------
                                                                                 8,442
                                                                              --------
Germany -- 17.6%
 Adidas-Salomon AG                                                  15           1,161
 Allianz AG                                                          4             968
 BASF AG                                                            19             722
 DaimlerChrysler AG                                                 25           1,058(A)
 Deutsche Bank AG                                                   21           1,481
 Deutsche Telekom AG                                                75           1,294
 Infineon Technologies AG                                           26             532
 Marschollek Lautenschlaeger und Partner AG (MLP)                   15           1,066
 Muenchener Rueckversicherungs-Gesellschaft AG                       5           1,259
 SAP AG                                                              5             678
                                                                              --------
                                                                                10,219
                                                                              --------
Italy -- 1.2%
 Mediolanum S.p.A                                                   75             676
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Netherlands -- 3.4%
 ASML Holding N.V.                                                  33        $    570(A)
 ING Groep N.V.                                                     23             584
 Koninklijke Ahold N.V.                                             28             808
                                                                              --------
                                                                                 1,962
                                                                              --------
Spain -- 3.9%
 Banco Santander Central Hispano SA                                149           1,251
 Telefonica, SA                                                     75           1,005(A)
                                                                              --------
                                                                                 2,256
                                                                              --------
Sweden -- 3.7%
 D. Carnegie & Co AB                                                39             495(A)
 Hennes & Mauritz AB (H&M)                                          41             848
 Telefonaktiebolaget LM Ericsson AB                                144             785
                                                                              --------
                                                                                 2,128
                                                                              --------
Switzerland -- 5.7%
 Compagnie Financiere Richemont AG                                  38             701(A)
 Novartis AG                                                        23             822
 UBS AG                                                             36           1,800(A)
                                                                              --------
                                                                                 3,323
                                                                              --------
United Kingdom -- 31.8%
 3i Group plc                                                       85           1,065
 Anglo American Agricultural - Non-Participating Warrants           22               0
 Anglo American Plc                                                 50             751
 ARM Holdings plc                                                  127             664(A)
 BP Amoco plc                                                      257           1,995
 Capita Group Plc                                                  103             733
 Compass Group plc                                                 117             877
 Energis plc                                                       502             429
 GlaxoSmithKline plc                                                64           1,613
 Reckitt Benckiser plc                                              60             875
 Reuters Group plc                                                  69             682
 Rio Tinto plc                                                      65           1,239
 Royal Bank of Scotland Group plc                                   77           1,875
 Shell Transport & Trading Company                                 139             957
 Standard Chartered plc                                             46             543
 Tesco plc                                                         188             680

Legg Mason Global Trust Inc.

Europe Fund -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
United Kingdom -- Continued
 Vodafone Group plc                                              1,040        $  2,717
 WPP Group plc                                                      74             818
                                                                              --------
                                                                                18,513
                                                                              --------
Total Common Stock and Equity Interests (Identified Cost -- $54,502)            50,787
--------------------------------------------------------------------------------------
Preferred Shares -- 1.8%

Germany -- 1.8%
 Porsche AG                                                          3           1,049
                                                                              --------
Total Preferred Shares (Identified Cost -- $785)                                 1,049
--------------------------------------------------------------------------------------
Repurchase Agreements -- 10.6%

State Street Bank & Trust Company
 0.65%, dated 12/31/01, to be repurchased at $6,191 on
 1/2/02 (Collateral: $6,295 Freddie Mac notes, 2.5%, due
 11/7/02, value $6,317)                                         $6,190           6,190
                                                                              --------
Total Repurchase Agreements (Identified Cost -- $6,190)                          6,190
--------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $61,477)                         58,026
Other Assets Less Liabilities -- 0.2%                                              116
                                                                              --------

NET ASSETS -- 100.0%                                                          $ 58,142
                                                                              ========


--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 1,775 Primary Class shares outstanding                                       $ 51,486
 2,306 Class A shares outstanding                                               24,521
  127 Institutional Class shares outstanding                                     4,398
Accumulated net realized gain/(loss) on investments and
 currency transactions                                                         (18,809)
Accumulated appreciation/(depreciation) of investments and
 currency transactions                                                          (3,454)
                                                                              --------

NET ASSETS                                                                    $ 58,142
                                                                              ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                  $13.45
                                                                              ========
 CLASS A                                                                        $14.08
                                                                              ========
 INSTITUTIONAL CLASS                                                            $14.21
                                                                              ========

MAXIMUM OFFERING PRICE PER SHARE:

 CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF OFFERING PRICE)         $14.78
                                                                              ========
--------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                            Year Ended 12/31/01
                                          -------------------------------------------------------
                                            Global      International    Emerging
                                            Income         Equity         Markets       Europe
                                             Trust          Trust          Trust         Fund
-------------------------------------------------------------------------------------------------
Investment Income:

Interest                                    $ 3,053        $    159       $    38      $     10
Dividends                                        --           2,651         1,617         1,248
     Less foreign tax withheld                  (15)           (328)         (180)         (120)
                                            -------        --------       -------      --------
     Total income                             3,038           2,482         1,475         1,138
                                            -------        --------       -------      --------
Expenses:

Management fee                                  372           1,014           689           760
Distribution and service fees                   372           1,351           689           424(A)
Audit and legal fees                             33              53            54            40
Custodian fees                                   94             379           327           212
Directors' fees                                   8               8             8             8
Organization expense                             --              --             7            69
Registration fees                                18              24            21            34
Reports to shareholders                          10              28            21            29
Transfer agent and shareholder servicing
 expense                                         31             178            91            68(A)
Other expenses                                    4              33            42            48
                                            -------        --------       -------      --------
                                                942           3,068         1,949         1,692
     Less fees waived                            --             (27)         (227)          (61)
                                            -------        --------       -------      --------
     Total expenses, net of waivers             942           3,041         1,722         1,631
                                            -------        --------       -------      --------
NET INVESTMENT INCOME/(LOSS)                  2,096            (559)         (247)         (493)
                                            -------        --------       -------      --------
Net Realized and Unrealized Gain/(Loss)
 on Investments:

Realized gain/(loss) on:
     Investments, options and futures           442         (26,390)       (6,439)      (15,858)
     Foreign currency transactions           (1,863)             56           (92)            4
                                            -------        --------       -------      --------
                                             (1,421)        (26,334)       (6,531)      (15,854)
                                            -------        --------       -------      --------

Change in unrealized appreciation/
 (depreciation) of:
     Investments, options and futures           539          (4,167)        8,700        (9,488)
     Assets and liabilities denominated
       in foreign currencies                    (10)              3           (25)           (4)
                                            -------        --------       -------      --------
                                                529          (4,164)        8,675        (9,492)
                                            -------        --------       -------      --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS                                (892)        (30,498)        2,144       (25,346)
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 1,204        $(31,057)      $ 1,897      $(25,839)
-------------------------------------------------------------------------------------------------

(A) See Note 1 to financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                       Global               International
                                                       Income                  Equity
                                                        Trust                   Trust
                                                ---------------------------------------------
                                                     Years Ended             Years Ended
                                                12/31/01    12/31/00    12/31/01    12/31/00
---------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                    $  2,096    $  4,550    $   (559)   $  (1,564)
Net realized gain/(loss) on investments,
 options, futures and foreign currency
 transactions                                     (1,421)     (8,335)    (26,334)      (3,326)
Change in unrealized appreciation/
 (depreciation) of investments, options,
 futures, and assets and liabilities
 denominated in foreign currencies                   529        (681)     (4,164)     (47,172)
---------------------------------------------------------------------------------------------
Change in net assets resulting from operations     1,204      (4,466)    (31,057)     (52,062)
Distributions to shareholders:
 From net investment income:
     Primary Class                                (1,006)         --          --           --
     Class A                                         N/A         N/A         N/A          N/A
     Institutional Class                             N/A         N/A          --           --
 Tax return of capital:
     Primary Class                                (1,096)     (4,543)         --           --
 From net realized gain on investments:
     Primary Class                                    --          --          --       (3,644)
     Class A                                         N/A         N/A         N/A          N/A
     Institutional Class                             N/A         N/A          --           (1)
Change in net assets from Fund share
 transactions:
     Primary Class                               (12,731)    (20,387)    (43,219)     (58,040)
     Class A                                         N/A         N/A         N/A          N/A
     Institutional Class                             N/A         N/A          34           31
Change in net assets from shares issued in
 connection with fund acquisition:
     Primary Class                                   N/A         N/A         N/A          N/A
     Class A                                         N/A         N/A         N/A          N/A
     Institutional Class                             N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------
Change in net assets                             (13,629)    (29,396)    (74,242)    (113,716)
Net Assets:
Beginning of year                                 57,238      86,634     181,570      295,286
---------------------------------------------------------------------------------------------
End of year                                     $ 43,609    $ 57,238    $107,328    $ 181,570
---------------------------------------------------------------------------------------------
Under/(Over)distributed net investment
 income/(loss)                                  $    (63)   $    646    $     (8)   $    (736)
---------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

                                                      Emerging
                                                       Markets                 Europe
                                                        Trust                   Fund
                                                ---------------------------------------------
                                                     Years Ended             Years Ended
                                                12/31/01    12/31/00    12/31/01    12/31/00
---------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                    $   (247)   $ (1,312)   $   (493)   $ (1,248)
Net realized gain/(loss) on investments,
 options, futures and foreign currency
 transactions                                     (6,531)     14,442     (15,854)      4,006
Change in unrealized appreciation/
 (depreciation) of investments, options,
 futures, and assets and liabilities
 denominated in foreign currencies                 8,675     (49,743)     (9,492)    (30,134)
---------------------------------------------------------------------------------------------
Change in net assets resulting from operations     1,897     (36,613)    (25,839)    (27,376)
Distributions to shareholders:
 From net investment income:
     Primary Class                                    --         (87)         --          --
     Class A                                         N/A         N/A          --          --
     Institutional Class                             N/A         N/A          --          --
 Tax return of capital:
     Primary Class                                    --          --          --          --
 From net realized gain on investments:
     Primary Class                                    --          --         (97)     (6,118)
     Class A                                         N/A         N/A        (135)     (6,176)
     Institutional Class                             N/A         N/A          (6)        (47)
Change in net assets from Fund share
 transactions:
     Primary Class                               (10,118)     (9,190)     (8,768)      7,009
     Class A                                         N/A         N/A     (23,773)    (14,272)
     Institutional Class                             N/A         N/A       3,136         180
Change in net assets from shares issued in
 connection with fund acquisition:
     Primary Class                                   N/A         N/A       2,193         N/A
     Class A                                         N/A         N/A      18,412         N/A
     Institutional Class                             N/A         N/A       1,769         N/A
---------------------------------------------------------------------------------------------
Change in net assets                              (8,221)    (45,890)    (30,746)    (46,800)
Net Assets:
Beginning of year                                 74,868     120,758      88,888     135,688
---------------------------------------------------------------------------------------------
End of year                                     $ 66,647    $ 74,868    $ 58,142    $ 88,888
---------------------------------------------------------------------------------------------
Under/(Over)distributed net investment
 income/(loss)                                  $   (647)   $   (809)   $     --    $   (364)
---------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                        Investment Operations
                                         ----------------------------------------------------
                                                           Net Realized and
                             Net Asset      Net       Unrealized Gain/(Loss) on
                              Value,     Investment     Investments, Options,      Total From
                             Beginning    Income/        Futures and Foreign       Investment
                              of Year      (Loss)       Currency Transactions      Operations
---------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
  Years Ended Dec. 31,
     2001                     $ 8.25       $ .39                $ (.19)              $  .20
     2000                       9.28         .50(A)               (.97)                (.47)
     1999                      10.14         .40                  (.74)                (.34)
     1998                       9.60         .37                   .70                 1.07
     1997                      10.41         .54                  (.71)                (.17)

International Equity Trust
-- Primary Class
  Years Ended Dec. 31,
     2001                     $11.35       $(.07)(B)            $(2.09)              $(2.16)
     2000                      14.23        (.11)                (2.58)               (2.69)
     1999                      12.64          --                  2.51                 2.51
     1998                      11.78         .01                   .99                 1.00
     1997                      12.09         .02                   .19                  .21

Emerging Markets Trust
-- Primary Class
  Years Ended Dec. 31,
     2001                     $ 9.74       $(.05)(C)            $  .39               $  .34
     2000                      14.00        (.18)(C)             (4.07)               (4.25)
     1999                       6.96        (.08)(C)              7.12                 7.04
     1998                       9.85         .01(C)              (2.90)               (2.89)
     1997                      10.51        (.02)(C)              (.63)                (.65)
---------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.90% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2000, would have been 1.98%.

(B) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2001, would have been 2.27%.

(C) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2001, 2.83%; 2000, 2.58%; 1999, 2.75%; 1998,
    2.78%; and 1997, 2.86%.

                      Distributions
---------------------------------------------------------

       From         Tax        From Net
       Net         Return      Realized
    Investment       of         Gain on         Total
      Income      Capital     Investments   Distributions
---------------------------------------------------------
      $(.15)       $(.20)       $   --         $ (.35)
         --         (.56)           --           (.56)
       (.01)        (.43)         (.08)          (.52)
       (.47)          --          (.06)          (.53)
       (.48)        (.05)         (.11)          (.64)

      $  --        $  --        $   --         $   --
         --           --          (.19)          (.19)
       (.05)          --          (.87)          (.92)
       (.14)          --            --           (.14)
       (.08)          --          (.44)          (.52)

      $  --        $  --        $   --         $   --
       (.01)          --            --           (.01)
         --           --            --             --
         --           --            --             --
       (.01)          --            --           (.01)
---------------------------------------------------------

                                           Ratios/Supplemental Data
---              -----------------------------------------------------------------------------
        Net                    Expenses             Net                              Net
       Asset                      to            Investment                         Assets,
      Value,                   Average         Income/(Loss)       Portfolio       End of
      End of     Total           Net            to Average         Turnover       Year (in
       Year      Return         Assets          Net Assets           Rate        thousands)
---  -----------------------------------------------------------------------------------------
      $ 8.10       2.47%         1.90%              4.23%             263%        $ 43,609
        8.25      (5.02)%        1.90%(A)           6.48%(A)          190%          57,238
        9.28      (3.23)%        1.90%              4.58%             354%          86,634
       10.14      11.50%         1.87%              4.51%             288%         120,805
        9.60      (1.69)%        1.86%              5.39%             241%         136,732
      $ 9.19     (19.03)%        2.25%(B)           (.41)%(B)         202%        $107,243
       11.35     (19.10)%        2.12%              (.65)%            193%         181,500
       14.23      20.58%         2.13%              (.06)%            148%         295,236
       12.64       8.49%         2.14%               .06%              72%         258,521
       11.78       1.76%         2.17%               .17%              59%         227,655
      $10.08       3.49%         2.50%(C)           (.36)%(C)          64%        $ 66,647
        9.74     (30.35)%        2.50%(C)          (1.19)%(C)         100%          74,868
       14.00     101.15%         2.50%(C)          (1.06)%(C)         123%         120,758
        6.96     (29.34)%        2.50%(C)            .09%(C)           76%          42,341
        9.85      (6.18)%        2.50%(C)           (.76)%(C)          63%          65,302
---

                                                         Investment Operations
                                         -----------------------------------------------------
                                                           Net Realized and
                             Net Asset      Net        Unrealized Gain/(Loss) on
                              Value,     Investment      Investments, Options,      Total From
                             Beginning    Income/         Futures and Foreign       Investment
                              of Year      (Loss)        Currency Transactions      Operations
----------------------------------------------------------------------------------------------
Europe Fund(E)
-- Primary Class
  Years Ended Dec. 31,
     2001                     $19.21       $(.25)(F)            $(5.47)               $(5.72)
     2000                      27.90        (.36)                (5.64)                (6.00)
     1999                      24.39        (.29)(G)              5.97                  5.68
     1998                      20.86         .11(F)               8.09                  8.20
     1997(H)                   26.56        (.10)(F)               .23                   .13
-- Class A
  Years Ended Dec. 31,
     2001                     $19.95       $(.06)(K)            $(5.77)               $(5.83)
     2000                      28.61        (.20)                (5.77)                (5.97)
     1999                      24.77        (.09)(G)              6.10                  6.01
     1998                      20.97         .02(K)               8.52                  8.54
     1997                      24.24        (.05)(K)              4.11                  4.06
----------------------------------------------------------------------------------------------

(D) Excluding sales charge for Europe Fund's Class A shares.

(E) The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund, Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

(F) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2001, 2.71%; 1998, 2.59%; and 1997, 2.68%.

(G) Computed using average monthly shares outstanding.

(H) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

(I) Not annualized.

(J) Annualized.

(K) The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    2001, 1.89%; 1998, 1.89%; and 1997, 2.08%.

See notes to financial statements.

               Distributions
--------------------------------------------

       From       From Net
       Net        Realized
    Investment     Gain on         Total
      Income     Investments   Distributions
--------------------------------------------
      $  --        $ (.04)        $ (.04)
         --         (2.69)         (2.69)
       (.07)        (2.10)         (2.17)
       (.36)        (4.31)         (4.67)
         --         (5.83)         (5.83)
      $  --        $ (.04)        $ (.04)
         --         (2.69)         (2.69)
       (.07)        (2.10)         (2.17)
       (.43)        (4.31)         (4.74)
         --         (7.33)         (7.33)
--------------------------------------------

                                             Ratios/Supplemental Data
---              --------------------------------------------------------------------------------
        Net                       Expenses             Net                              Net
       Asset                         to            Investment                         Assets,
      Value,                      Average         Income/(Loss)       Portfolio       End of
      End of       Total            Net            to Average         Turnover       Year (in
       Year      Return(D)         Assets          Net Assets           Rate        thousands)
---  --------------------------------------------------------------------------------------------
      $13.45       (29.78)%      2.60%(F)             (1.12)%(F)        133%          $23,864
       19.21       (22.56)%        2.49%              (1.45)%           147%           43,387
       27.90        24.44%         2.58%              (1.15)%            93%           56,871
       24.39        40.48%       2.51%(F)             (1.15)%(F)        103%           32,325
       20.86          .68%(I)    2.50%(F,J)           (1.79)%(F,J)      123%(J)           302
      $14.08       (29.23)%      1.83%(K)              (.32)%(K)        133%          $32,474
       19.95       (21.87)%        1.71%               (.69)%           147%           45,084
       28.61        25.41%         1.79%               (.38)%            93%           78,429
       24.77        41.85%       1.81%(K)              (.10)%(K)        103%           57,406
       20.97        17.52%       1.90%(K)              (.12)%(K)        123%           52,253
---

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

  Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2001, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows: Primary Class, $41; Class A, $25; and Institutional Class, $2. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $318; and Class A, $106.

  On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

Security Valuation

  Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

--------------------------------------------------------------------------------

  Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Funds did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of Global Income, the only Fund which owns debt securities, but resulted in a $65 increase in cost of securities and a corresponding $65 decrease in net unrealized depreciation, based on securities held by Global Income on January 1, 2001.

  The effect of this change for the year ended December 31, 2001, was to increase Global Income's net investment income by $104, increase net unrealized depreciation by $92, and increase net realized losses by $12. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2001, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital

--------------------------------------------------------------------------------

accounts to reflect income and gains available for distribution under federal income tax regulations.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                      Receivable for        Payable for
                      Securities Sold   Securities Purchased
------------------------------------------------------------
Global Income             $    4               $2,129
International Equity          --                  448
Emerging Markets              --                  285
Europe Fund                1,065                  393

  For the year ended December 31, 2001, investment transactions (excluding short-term investments) were as follows:

                                  Purchases                      Proceeds From Sales
                      ---------------------------------   ---------------------------------
                      U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
-------------------------------------------------------------------------------------------
Global Income                $64,867           $ 60,301          $67,485           $ 71,455
International Equity              --            268,895               --            309,307
Emerging Markets                  --             45,914               --             57,077
Europe Fund                       --             98,663               --            114,940

Deferred Organizational Expense

  Deferred organizational expenses of $73 for Emerging Markets and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date the Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

--------------------------------------------------------------------------------

  Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds.

Use of Estimates

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended December 31, 2001 and 2000, were characterized as follows for tax purposes:

                                Global
  For the Year Ended            Income           Europe
   December 31, 2001            Trust             Fund
-------------------------------------------------------
Ordinary income                 $1,006            $ --
Long-term capital gains             --             238
Return of capital                1,096              --
                                ------            ----
Total distributions             $2,102            $238
                                ======            ====

                                Global
  For the Year Ended            Income   International   Emerging   Europe
   December 31, 2000            Trust       Equity       Markets     Fund
---------------------------------------------------------------------------
Ordinary income                 $   --      $  804         $87      $ 2,336
Long-term capital gains             --       2,841          --       10,005
Return of capital                4,543          --          --           --
                                ------      ------         ---      -------
Total distributions             $4,543      $3,645         $87      $12,341
                                ======      ======         ===      =======

  No ordinary income or capital gain distributions were paid during the year ended December 31, 2001, for International Equity or Emerging Markets.

--------------------------------------------------------------------------------

  The tax basis components of net assets at December 31, 2001, were as follows:

                              Global    International   Emerging
                              Income       Equity       Markets     Europe
                               Trust        Trust        Trust       Fund
---------------------------------------------------------------------------
Unrealized appreciation       $   870     $  6,917      $  7,814   $  4,539
Unrealized depreciation        (1,138)     (13,305)      (12,329)   (11,413)
                              -------     --------      --------   --------
Net unrealized appreciation/
  (depreciation)                 (268)      (6,388)       (4,515)    (6,874)
Capital loss carryforwards     (6,413)     (26,636)       (4,516)   (15,389)
Paid-in capital                50,290      140,352        75,678     80,405
                              -------     --------      --------   --------
Net assets                    $43,609     $107,328      $ 66,647   $ 58,142
                              =======     ========      ========   ========

  Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital and currency losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2002, are as follows:

Global Income Trust          $   50
International Equity Trust    2,223
Emerging Markets Trust        1,025
Europe Fund                   1,499

  The Funds intend to retain realized capital loss carryforwards for federal income tax purposes. As of December 31, 2001, capital loss carryforwards were as follows:

            Global   International   Emerging
Expiration  Income      Equity       Markets    Europe
   Date     Trust        Trust        Trust      Fund
-------------------------------------------------------
   2006     $   --      $    --       $   33    $    --
   2007      4,319           --           --         --
   2008      1,987          835           --         --
   2009        107       25,801        4,483     15,389

--------------------------------------------------------------------------------

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

                              Global   International   Emerging
                              Income      Equity       Markets    Europe
                              Trust        Trust        Trust      Fund
-------------------------------------------------------------------------
Undistributed net investment
  income                      $ (768)     $ 1,287       $  407    $ 1,171
Accumulated net realized
  gain/(loss)                  1,863         (235)         180       (218)
Paid-in capital               (1,095)      (1,052)        (587)      (953)

  At December 31, 2001, the cost of investments for federal income tax purposes was as follows:

Global Income Trust         $ 45,108
International Equity Trust   115,895
Emerging Markets Trust        69,709
Europe Fund                   64,897

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

  As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

--------------------------------------------------------------------------------

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

   PURCHASED OPTION:                     IMPACT ON THE FUND:
The option expires        Realize a loss in the amount of the cost of the
                          option.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss depending on whether the
through a closing sale    proceeds from the closing sale transaction are
transaction               greater or less than the cost of the option.
---------------------------------------------------------------------------
The Fund exercises a      The cost of the security purchased through the
call option               exercise of the option will be increased by the
                          premium originally paid to purchase the option.
---------------------------------------------------------------------------
The Fund exercises a put  Realize a gain or loss from the sale of the
option                    underlying security. The proceeds of that sale
                          will be reduced by the premium originally paid to
                          purchase the put option.
---------------------------------------------------------------------------
WRITTEN OPTION:           IMPACT ON THE FUND:
The option expires        Realize a gain equal to the amount of the premium
                          received.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss without regard to any
through a closing         unrealized gain or loss on the underlying
purchase transaction      security and eliminate the option liability. The
                          Fund will realize a loss in this transaction if
                          the cost of the closing purchase exceeds the
                          premium received when the option was written.
---------------------------------------------------------------------------
A written call option is  Realize a gain or loss from the sale of the
exercised by the option   underlying security. The proceeds of the sale
purchaser                 will be increased by the premium originally
                          received when the option was written.
---------------------------------------------------------------------------
A written put option is   The amount of the premium originally received
exercised by the option   will reduce the cost of the security that the
purchaser                 Fund purchased when the option was exercised.
---------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the

--------------------------------------------------------------------------------

underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  Activity in call and put options during the year ended December 31, 2001, was as follows:

                                        -----------------------------------------------
                                                 Calls                    Puts
                                           Actual                   Actual
            Global Income                Contracts     Premiums   Contracts    Premiums
---------------------------------------------------------------------------------------
Options outstanding, December 31, 2000            --    $  --             --     $ --
Options written                          440,500,499      186      6,183,070       81
Options closed                          (440,500,161)    (110)    (4,013,070)     (72)
Options expired                                   (5)      (2)    (1,600,000)      (5)
Options exercised                               (100)     (45)            --       --
---------------------------------------------------------------------------------------
Options outstanding, December 31,
  2001                                           233    $  29        570,000     $  4
=======================================================================================

  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

  The open futures positions and related appreciation or depreciation at December 31, 2001, for Global Income are listed at the end of its statement of net assets.

5. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in

--------------------------------------------------------------------------------

emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  At December 31, 2001, open forward currency exchange contracts were as follows:

Global Income:

                          Contract to
                 -----------------------------   Unrealized
Settlement Date     Receive         Deliver      Gain/(Loss)
------------------------------------------------------------
1/23/02          AUD      867    USD      443       $  (1)
1/23/02          CAD      724    USD      454           3
1/23/02          USD      654    CAD    1,042           7
1/23/02          DKK    6,054    USD      724          (7)
1/23/02          USD    1,265    DKK   10,582          14
1/23/02          EUR    3,401    USD    3,024         (13)
1/23/02          USD    6,004    EUR    6,752          36
1/23/02          GBP      495    USD      719          12

--------------------------------------------------------------------------------

Global Income -- Continued
                             Contract to
                    --------------------------------   Unrealized
Settlement Date        Receive           Deliver       Gain/(Loss)
------------------------------------------------------------------
1/23/02             USD         258    GBP      178       $  (3)
1/23/02             JPY     572,645    USD    4,376        (344)
1/23/02             USD       5,517    JPY  721,943         340
1/23/02             NOK       6,918    USD      768          (6)
1/23/02             USD       2,204    NOK   19,844          17
1/23/02             USD         238    PLN      950         (11)
1/23/02             USD         377    SEK    3,945          (3)
2/20/02             EUR         800    USD      711           4
2/20/02             USD       1,683    EUR    1,895         (15)
                                                          -----
                                                          $  30
                                                          =====

6. Transactions With Affiliates:

  Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees, expense limits and their expiration dates, management fees waived, and management fees payable for each Fund:

                                                                          Year Ended              At
                                                                       December 31, 2001   December 31, 2001
                                                                       -----------------   -----------------
                                                                          Management          Management
                         Management    Expense     Expense Limitation     Fees Waived        Fees Payable
Fund                        Fee       Limitation    Expiration Date    (Actual Dollars)    (Actual Dollars)
------------------------------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.75%        1.90%        Indefinitely          $     --            $ 28,558
International Equity
  -- Primary Class         0.75%        2.25%        Indefinitely            27,021             143,193
  -- Institutional
     Class                 0.75%        1.25%        Indefinitely                17                  99
Emerging Markets
  -- Primary Class         1.00%        2.50%       April 30, 2002          227,313              62,783
Europe Fund
  -- Primary Class         1.00%        2.60%       April 30, 2002           19,031              25,880
  -- Class A               1.00%        1.85%       April 30, 2002           25,535              34,561
  -- Institutional
     Class                 1.00%        1.60%       April 30, 2002              957               1,686

--------------------------------------------------------------------------------

  Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

  Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund's average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund's average daily net assets, net of any waivers.

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

  Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                    Year Ended
                                                 December 31, 2001     At December 31, 2001
                                                 -----------------   ------------------------
                                                   Distribution      Distribution and Service
                        Distribution   Service      Fees Waived            Fees Payable
                            Fee          Fee     (Actual Dollars)        (Actual Dollars)
---------------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.50%        0.25%         $    --                $28,558
International Equity
  -- Primary Class         0.75%        0.25%              --                 92,729
Emerging Markets
  -- Primary Class         0.75%        0.25%              --                 55,921
Europe Fund
  -- Primary Class         0.75%        0.25%          15,908                 20,112
  -- Class A                 --         0.25%              --                  7,066

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2001. LM Fund Services, Inc. has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for

--------------------------------------------------------------------------------

the year ended December 31, 2001: Global Income, $16; International Equity, $52; Emerging Markets, $30; and Europe Fund $21.

  LMFA, Batterymarch, WAM, WAML and LM Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended December 31, 2001, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

--------------------------------------------------------------------------------

9. Fund Share Transactions:

  At December 31, 2001, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                   Reinvestment
                                    Sold         of Distributions
                              ----------------   -----------------
                              Shares   Amount    Shares    Amount
------------------------------------------------------------------
Global Income
-- Primary Class
   Year Ended Dec. 31, 2001      307    $ 2,534      229   $1,874
   Year Ended Dec. 31, 2000      481      4,201      478    4,049

International Equity
-- Primary Class
   Year Ended Dec. 31, 2001    5,669    $56,284        1   $    4
   Year Ended Dec. 31, 2000    3,152     39,612      272    3,555

-- Institutional Class
   Year Ended Dec. 31, 2001       20    $   218       --   $   --
   Year Ended Dec. 31, 2000        9        112       --       --

Emerging Markets
-- Primary Class
   Year Ended Dec. 31, 2001      621    $ 6,073       --   $   --
   Year Ended Dec. 31, 2000    2,875     40,186        8       84

Europe Fund
-- Primary Class
   Year Ended Dec. 31, 2001    1,942(A) $28,911(B)     6   $   94
   Year Ended Dec. 31, 2000    1,074     27,037      267    5,989

-- Class A
   Year Ended Dec. 31, 2001    4,627(C) $68,921(D)     8   $  121
   Year Ended Dec. 31, 2000    3,493     89,030      226    5,250

-- Institutional Class
   Year Ended Dec. 31, 2001      169(E) $ 2,672(F)  N.M.   $    4
   Year Ended Dec. 31, 2000       13        299        2       47
------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 8).

(B) Includes $2,193 from fund acquisition (see Note 8).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    8).

(D) Includes $18,412 from fund acquisition (see Note 8).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 8).

(F) Includes $1,769 from fund acquisition (see Note 8).

N.M. -- Not meaningful.

--------------------------------------------------------------------------------

                                  Repurchased          Net Change
                               ------------------   -----------------
                               Shares    Amount     Shares    Amount
---------------------------------------------------------------------
Global Income
-- Primary Class
   Year Ended Dec. 31, 2001    (2,086)  $ (17,139)  (1,550)  $(12,731)
   Year Ended Dec. 31, 2000    (3,355)    (28,637)  (2,396)   (20,387)

International Equity
-- Primary Class
   Year Ended Dec. 31, 2001    (9,995)  $ (99,507)  (4,325)  $(43,219)
   Year Ended Dec. 31, 2000    (8,182)   (101,207)  (4,758)   (58,040)

-- Institutional Class
   Year Ended Dec. 31, 2001       (17)  $    (184)       3   $     34
   Year Ended Dec. 31, 2000        (7)        (81)       2         31

Emerging Markets
-- Primary Class
   Year Ended Dec. 31, 2001    (1,693)  $ (16,191)  (1,072)  $(10,118)
   Year Ended Dec. 31, 2000    (3,822)    (49,460)    (939)    (9,190)

Europe Fund
-- Primary Class
   Year Ended Dec. 31, 2001    (2,432)  $ (36,055)    (484)  $ (7,050)
   Year Ended Dec. 31, 2000    (1,120)    (26,017)     221      7,009

-- Class A
   Year Ended Dec. 31, 2001    (4,589)  $ (68,335)      46   $    707
   Year Ended Dec. 31, 2000    (4,200)   (108,552)    (481)   (14,272)

-- Institutional Class
   Year Ended Dec. 31, 2001       (63)  $  (1,002)     106   $  1,674
   Year Ended Dec. 31, 2000        (8)       (166)       7        180
---------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders of Global Income Trust, International Equity Trust, Emerging Markets Trust and Europe Fund and to the Directors of Legg Mason Global Trust,
Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund (comprising the Primary Class and Class A of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 22, 2002

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE       FUND(S)     SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since      Chairman and     None           Director and/or officer of
 Jr.(B)             and          1993       Director/                       various other Legg Mason
 Age 62             Director                Trustee of all                  affiliates. Retired Vice
                                            Legg Mason                      Chairman and Director of
                                            funds                           Legg Mason, Inc. and Legg
                                            (consisting of                  Mason Wood Walker,
                                            23 portfolios).                 Incorporated. Formerly:
                                                                            Director of Legg Mason
                                                                            Fund Adviser, Inc. and
                                                                            Western Asset Management
                                                                            Company (each a registered
                                                                            investment adviser).
------------------------------------------------------------------------------------------------------
 Diaz, Nelson A.    Director     Since      Director/Trustee None           City Solicitor for the
 Age 54                          2000       of all Legg                     City of Philadelphia.
                                            Mason funds                     Trustee of Temple
                                            except Legg                     University and
                                            Mason Income                    Philadelphia Museum of
                                            Trust, Inc. and                 Art. Board member of U.S.
                                            Legg Mason Tax                  Hispanic Leadership
                                            Exempt Trust,                   Institute and National
                                            Inc.                            Association for Hispanic
                                            (consisting of                  Elderly. Formerly:
                                            18 portfolios).                 Partner, Blank Rome LLP,
                                                                            Counselors at Law (1997-
                                                                            2002); General Counsel,
                                                                            United States Department
                                                                            of Housing and Urban
                                                                            Development (1993-1997).
------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since      Director/Trustee Director of    Trustee of Pacor
 G.                              1993       of all Legg      CSS            Settlement Trust, Inc.
 Age 74                                     Mason funds      Industries,    Formerly: Senior Vice
                                            (consisting of   Inc.           President, Chief Financial
                                            23 portfolios).  (diversified   Officer and Director of
                                                             holding        PECO Energy Co., Inc. (now
                                                             company that   Exelon Corporation);
                                                             makes          Director of Finance for
                                                             seasonal       the City of Philadelphia;
                                                             decorative     Executive Vice President
                                                             products).     and Treasurer, Girard Bank
                                                                            and Vice President of its
                                                                            parent holding company,
                                                                            the Girard Company.
------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since      Director/Trustee None           Director of The Brooklyn
 L.                              1993       of all Legg                     Museum of Art. Formerly:
 Age 57                                     Mason funds                     Director of The Baltimore
                                            (consisting of                  Museum of Art.
                                            23 portfolios).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE       FUND(S)     SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since      Director/Trustee None           Chief Executive Officer of
 E.                              1993       of all Legg                     The Marrow Foundation
 Age 57                                     Mason funds                     since 1993. Formerly:
                                            (consisting of                  Executive Director of the
                                            23 portfolios).                 Baltimore International
                                                                            Festival (1991-1993);
                                                                            Senior Assistant to the
                                                                            President of The Johns
                                                                            Hopkins University (1986-
                                                                            1990).
------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since      Director/Trustee Director of    Trustee of Colgate
 Peter                           1999       of all Legg      the Royce      University, President of
 Age 56                                     Mason funds      Family of      Hill House, Inc.
                                            except Legg      Funds          (residential home care).
                                            Mason Income     (consisting    Formerly: Managing
                                            Trust, Inc. and  of 17          Director, Equity Capital
                                            Legg Mason Tax   portfolios);   Markets Group of Merrill
                                            Exempt Trust,    Renaissance    Lynch & Co. (1971-1999).
                                            Inc.             Capital
                                            (consisting of   Greenwich
                                            18 portfolios).  Funds; and
                                                             Pinnacle
                                                             Holdings,
                                                             Inc.
                                                             (wireless
                                                             communi-
                                                             cations).
------------------------------------------------------------------------------------------------------
 Rodgers, T.A.      Director     Since      Director/Trustee None           Principal, T.A. Rodgers &
 Age 67                          1993       of all Legg                     Associates (management
                                            Mason funds                     consulting). Formerly:
                                            (consisting of                  Director and Vice
                                            23 portfolios).                 President of Corporate
                                                                            Development, Polk Audio,
                                                                            Inc. (manufacturer of
                                                                            audio components).
------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    Since      Director of      Director of    Executive Vice President
 R.(C)                           2001       Legg Mason       the Royce      of Legg Mason, Inc.
 Age 47                                     Value Trust,     Family of      Director and/or officer of
                                            Inc., Legg       Funds          various other Legg Mason
                                            Mason Special    (consisting    affiliates. Formerly:
                                            Investment       of 17          Division President and
                                            Trust, Inc.,     portfolios).   Senior Officer of
                                            Legg Mason                      Prudential Financial
                                            Investment                      Group, Inc. and related
                                            Trust, Inc. and                 companies, including fund
                                            Legg Mason                      boards and consulting
                                            Charles Street                  services to subsidiary
                                            Trust, Inc.;                    companies from 1991 to
                                            President of                    2000; Partner, Greenwich
                                            all Legg Mason                  Associates; Vice
                                            funds                           President, T. Rowe Price
                                            (consisting of                  Group, Inc.
                                            23 portfolios).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE       FUND(S)     SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since      Vice President   None           Associate General Counsel
 R.(D)              President    2000       and Secretary                   of Legg Mason Wood Walker,
 Age 44             and                     of all Legg                     Incorporated. Formerly:
                    Secretary               Mason funds                     Senior Associate,
                                            (consisting of                  Kirkpatrick & Lockhart LLP
                                            23 portfolios).                 (1996-1999); Senior
                                                                            Counsel, Securities and
                                                                            Exchange Commission,
                                                                            Division of Investment
                                                                            Management (1989-1995).
------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since      Vice President   None           Vice President and
 K.(D)              President    1993       and Treasurer                   Treasurer of Legg Mason
 Age 53             and                     of all Legg                     Fund Adviser, Inc. and
                    Treasurer               Mason funds                     Western Asset Funds, Inc.,
                                            (consisting of                  Assistant Treasurer of
                                            23 portfolios).                 Pacific American Income
                                                                            Shares, Inc.
------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

    ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE
                    UPON REQUEST BY CALLING 1-800-822-5544.

            Investment Advisers



               For Global Income Trust:
                  Western Asset Management Company
                  Pasadena, CA

               For International Equity and Emerging Markets Trusts:
                  Batterymarch Financial Management, Inc.
                  Boston, MA

               For Europe Fund:
                  Legg Mason Fund Adviser, Inc.
                  Baltimore, MD

               Investment Sub-Advisers
               For Global Income Trust:
                  Western Asset Management Company Limited
                  London, England

               For Europe Fund:
                  Lombard Odier International Portfolio Management
                  London, England

               Investment Manager
               Legg Mason Fund Adviser, Inc.
               Baltimore, MD

               Board of Directors and Officers
               John F. Curley, Jr., Chairman
               Mark R. Fetting, President
               Nelson A. Diaz
               Richard G. Gilmore
               Arnold L. Lehman
               Dr. Jill E. McGovern
               G. Peter O'Brien
               T. A. Rodgers

               Transfer and Shareholder Servicing Agent
               Boston Financial Data Services
               Boston, MA

               Custodian
               State Street Bank & Trust Company
               Boston, MA

               Counsel
               Kirkpatrick & Lockhart LLP
               Washington, DC

               Independent Accountants
               PricewaterhouseCoopers LLP
               Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-042
2/02